                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            SCHEDULE 14A INFORMATION

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              the Securities Exchange Act of 1934 (Amendment No. )

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

                               AMBIENT CORPORATION
                               1033 BEACON STREET
                               BROOKLINE, MA 02446

                    Notice of Annual Meeting of Stockholders

         NOTICE IS HEREBY GIVEN that the 2002 annual meeting (the "Annual Meeting") of stockholders of AMBIENT CORPORATION (the "Company") will be held at 9:00 A.M., on December 30, 2002, at the Company's offices at 1033 Beacon Street, Brookline, Massachusetts, 02446, to:

         (i) elect five directors of the Company to hold office until their respective successors shall have been duly elected and qualified;

         (ii) amend the Certificate of Incorporation of the Company to increase the number of shares of common stock, par value $.001 per share (the "Common Stock"), that the Company is authorized to issue from time to time from 100 million to 200 million shares;

         (iii) increase the number of shares of Common Stock, reserved for issuance under the Company's 2000 Equity Incentive Plan from 5,000,000 to 15,000,000 shares;

         (iv) approve the Ambient Corporation 2002 Non-Employee Directors Stock Option Plan;

         (v) ratify the appointment of Brightman Almagor & Co., a member of Deloitte Touche Tohmatsu, as independent public accountants of the Company for the year ending December 31, 2002; and

         (vi) transact such other business as may properly come before the Annual Meeting and any adjournment thereof.

         The Board of Directors has fixed the close of business on November 8, 2002, as the record date for the determination of stockholders entitled to notice of, and to vote at, the Annual Meeting or any adjournment thereof.

         If you do not expect to be personally present at the Annual Meeting but wish your stock to be voted for the business to be transacted thereat, the Board of Directors requests that you complete, sign and date the enclosed proxy and promptly return it by mail in the postage paid envelope provided.

                                          By Order of the Board of Directors


                                          John J. Joyce

                                          Chief Executive Officer
December 10, 2002

PLEASE COMPLETE, SIGN AND DATE THE ENCLOSED PROXY AND PROMPTLY RETURN IT IN THE ENVELOPE PROVIDED. NO POSTAGE IS NECESSARY IF MAILED IN THE UNITED STATES.

                               AMBIENT CORPORATION
                               1033 BEACON STREET
                               BROOKLINE, MA 02446

                                 PROXY STATEMENT

                     For the Annual Meeting of Stockholders
                         to be held on December 30, 2002

         This Proxy Statement is being sent to stockholders of Ambient Corporation, a Delaware corporation (the "Company"), in connection with the solicitation of proxies by the Board of Directors (the "Board of Directors" or the "Board") of the Company for use at the 2002 annual meeting (the "Annual Meeting") of stockholders (the "Stockholders") of the Company's common stock, par value $0.001 per share ( the "Common Stock"), to be held at the Company's offices at 1033 Beacon Street, Brookline, Massachusetts, 02446, on Monday, December 30, 2002, at 9:00 a.m., and any adjournment(s) thereof. The purposes of the Annual Meeting are to:

         (i) elect five directors of the Company to hold office until their respective successors shall have been duly elected and qualified;

         (ii) amend the Certificate of Incorporation of the Company to increase the number of shares of common stock, par value $.001 per share (the "Common Stock"), that the Company is authorized to issue from time to time from 100 million to 200 million shares;

         (iii) increase the number of shares of Common Stock, reserved for issuance under the Company's 2000 Equity Incentive Plan (the "2000 Plan") from 5,000,000 to 15,000,000 shares;

         (iv) approve the Ambient Corporation 2002 Non-Employee Directors Stock Option Plan (the "2002 Directors Plan") ;

         (v) ratify the appointment of Brightman Almagor & Co., a member of Deloitte Touche Tohmatsu, as independent public accountants of the Company for the year ending December 31, 2002; and

         (vi) transact such other business as may properly come before the Annual Meeting and any adjournment thereof.

      If proxy cards in the accompanying form are properly executed and returned, the shares of Common Stock represented thereby will be voted as instructed on the proxy. If no instructions are given, such shares will be voted
(i) FOR the election as directors of the nominees of the Board of Directors named below; (ii) FOR the proposal to amend the Certificate of Incorporation of the Company to increase the number of shares of Common Stock that the Company is authorized to issue form time to time; (iii) FOR the proposal to amend the 2000 Plan; (iv) FOR the approval of the 2002 Directors Plan (v) For the ratification the appointment of Brightman Almagor & Co., a member of Deloitte Touche Tohmatsu, as independent public accountants of the Company for the year ending December 31, 2002; and (vi) in the discretion of the Proxies named in the proxy card on any other proposals to properly come before the Annual Meeting or any adjournment thereof.

      Any stockholder returning the accompanying proxy may revoke such proxy at any time prior to its exercise by filing with the Secretary of the Company a duly executed proxy bearing a later date or a written instrument revoking the proxy or by personally appearing at the Annual Meeting. This Proxy Statement is first being mailed to stockholders on or about December 10, 2002.

                                  VOTING RIGHTS

         All voting rights are vested exclusively in the holders of the Company's Common Stock. Only holders of Common Stock of record at the close of business on November 8, 2002 (the "Record Date"), will be entitled to receive notice of and to vote at the Annual Meeting. As of the Record Date, the Company had outstanding a total of 53,076,717 shares of Common Stock. Each holder of Common Stock is entitled to one vote for each share held.

         The holders of a majority of the issued and outstanding Common Stock, present in person or by proxy at the Annual Meeting, will constitute a quorum for the transaction of business at the Annual Meeting or any adjournment thereof. Abstentions and broker non-votes are counted as shares that are present and entitled to vote for purposes of determining the presence of a quorum. Assuming a quorum is present, the affirmative vote of a plurality of the shares present in person or by proxy is required for approval of Proposal No. 1 (Election of Directors); the affirmative vote of a majority of the shares issued and outstanding is required for approval of Proposal No. 2 (Increase the Company's authorized share capital); and the affirmative vote of a majority of the shares present in person or by proxy is required for approval Proposal No. 3 (Amend the 2000 Plan), Proposal No. 4 (Ratify the Company's 2002 Directors Plan) and Proposal No. 5 (Ratification of Independent Public Accountants). Abstentions will have no effect on Proposal No. 1 and will be counted as votes against each of Proposals Nos. 2, 3, 4 and 5. Broker non-votes will have no effect on Proposals No. 1, 3,4 and 5 and will be counted as votes against Proposal No. 2.

                    STOCK OWNERSHIP OF MANAGEMENT AND CERTAIN
                               BENEFICIAL HOLDERS

         The following table sets forth certain information, as of the Record Date, concerning the ownership of the Common Stock by (a) each person who, to the best of the Company's knowledge, beneficially owned on that date more than 5% of the outstanding Common Stock, (b) each of the Company's directors and Named Executive Officers and (c) all current directors and executive officers of the Company as a group.


                                                          Number of Shares             Percent of
Name of Beneficial Owner(1)                             Beneficially Owned(2)        Common Stock(2)
---------------------------                             ---------------------        ---------------
John J. Joyce ....................................           2,430,000(3)                 4.5%

Dr. Yehuda Cern ..................................           3,382,167(4)                 6.2%

Ramdas Rao .......................................           1,750,940(5)                 3.3

Michael Braunold .................................             295,000(6)                  *

Michael Widland ..................................              45,000(7)                  *

Judah Marvin Feigenbaum ..........................              50,000(8)                  *

Henry Seduski ....................................                  --                     *

Consolidated Edison, Inc..........................          17,250,000 (9)               32.5%

Southern Telecom, Inc. ...........................           3,750,603(10)                6.6%

Wilfred Kopelowitz................................             245,000(11)                 *

All directors and executive officers as
a group (7 persons) (12)                                     7,953,107                   13.8%

* Indicates less than 1%.

(1) Unless otherwise indicated, the address of each person listed is c/o Ambient Corporation, 1033 Beacon Street, Brookline, Massachusetts, 02446.

(2) Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission (the "SEC") and generally includes voting or investment power with respect to securities. In accordance with SEC rules, shares of Common Stock issuable upon the exercise of options or warrants which are currently exercisable or which become exercisable within 60 days following the Record Date are deemed to be beneficially owned by, and outstanding with respect to, the holder of such option or warrant. Except as indicated by footnote, and subject to community property laws where applicable, to the knowledge of the Company, each person listed is believed to have sole voting and investment power with respect to all shares of Common Stock owned by such person.

(3) Comprised of (i) 1,055,000 shares of Common Stock and (ii) 1,375,000 shares of Common Stock issuable upon the exercise of currently exercisable employee stock options issued under the Company's 2000 Equity Plan.

(4) Comprised of (i) 1,482,167 shares of Common Stock and (ii) 1,900,000 shares of Common Stock issuable upon the exercise of currently exercisable employee stock options.

(5) Represents (i) 1,015,000 shares of Common Stock and (ii) 735,940 shares of the Company's common stock issuable upon exercise of currently exercisable employee stock options issued under the Company's 2000 Plan. Does not include 706,060 shares of Common Stock issuable under the Company's 2000 Plan, which options are scheduled to vest over the next two and one half years.

(6) Represents shares of Common Stock issuable upon exercise of currently exercisable options, of which options for

45,000 shares are attributable to service on the Board. Does not include 50,000 shares of Common Stock which the Company agreed to issue in November 2002 in lieu of payment of 2002 director fees due to such person.

(7) Represents shares of Common Stock issuable upon exercise of stock options exercisable within 60 days of the Record Date. Does not include 133,334 shares of Common Stock which the Company agreed to issue in November 2002 in lieu of payment of 2002 director fees due to such person.

(8) Represents shares of Common Stock issuable upon exercise of options exercisable within 60 days of the Record Date. Does not include 83,333 shares of Common Stock which the Company agreed to issue in November 2002 in lieu of payment of 2002 director fees due to such person.

(9) The business office of Consolidated Edison, Inc. ("ConEd") is at, Consolidated Edison Co. of New York, Inc. 4 Irving Place, New York, NY 10003. Represents shares of Common Stock purchased by ConEd pursuant to the terms of an investment agreement entered into on September 30, 2002, between ConEd and the Company (the "ConEd Investment Agreement"). Under the ConEd Investment Agreement, ConEd is to purchase an additional 17,750,000 shares of the Company's Common Stock over the succeeding four months for an aggregate payment of $710,000. Under certain limited circumstances, ConEd may be entitled to suspend the completion of its investment.

(10) Represents (i) 2,684,000 shares of Common Stock issuable upon exercise of currently exercisable warrants issued in January 2002 (the "Original Warrant") and (ii) 1,060,284 shares of Common Stock issuable upon exercise of currently exercisable warrants issued to Southern Telecom, Inc. ("STI") as of the Record Date, pursuant to certain protective provisions contained in the Original Warrant, in connection with the investment by ConEd under the ConEd Investment Agreement. Does not include approximately 790,000 shares of Common Stock issuable upon exercise of additional warrants that the Company anticipates issuing through February 2003 pursuant to such protective provisions as ConEd pays into the Company the amounts due under the ConEd Investment Agreement. The principal business address of STI is 3003 Summit Boulevard, Atlanta, Georgia 30319.

(11) Represents 245,000 shares of Common Stock issuable upon exercise of currently exercisable stock options. Mr. Kopelowitz, the Company's former Chief Financial Officer and a director, resigned from all positions held with the Company as of February 2002. The address of such person is 1240 E. Palisades, Englewood, N.J. 07631.

(12) See Footnotes 3-8

                             EXECUTIVE COMPENSATION

         The following table sets forth all compensation earned by the Company's Chief Executive Officer and the most highly compensated executive officers and key employees of the Company whose total annual salaries and bonuses exceeded $100,000 for the year ended December 31, 2001 (the "Named Executive Officers"):

                           SUMMARY COMPENSATION TABLE

                                                                     Annual Compensation            Long-Term Compensation
                                         ------------------------------------------     -----------------   --------------
                                                                                           Securities          All Other
  Name and                                                          Other Annual           Underlying        Compensation
  Principal Position              Year    Salary($)    Bonus($)   Compensation($)(1)      Options (#)(2)           ($)
  ------------------              ----    ---------    --------   ------------------      --------------           ---
  John J. Joyce                   2001    192,471        36,000            --                1,000,000              --
    Chief Executive Officer(3)    2000     36,285            --            --                  415,000(4)           --
                                  1999         --            --            --                       --              --

  Yehuda Cern                     2001    156,000        50,000            --                1,900,000              --
    Chief Engineer                2000    116,841       150,000            --                       --              --
                                  1999    113,220            --            --                       --              --

  Ramdas Rao                      2001    139,375            --            --                       --              --
    Chief Network Architect       2000     37,916            --            --                  242,000              --
                                  1999         --            --            --                       --              --

  Wilfred Kopelowitz              2001    143,750         5,000        50,000(6)                    --              --
    Former Chief Financial        2000     39,375            --                                405,000(7)           --
    Officer (5)                   1999         --            --            --                       --              --


  Mark Isaacson                   2001    174,792            --       237,462(6)                    --        860,697(10)
    Former Chief Executive        2000    166,250       162,000            --                2,350,000(9)           --
    Officer (8)                   1999         --            --            --                       --

(1) Except as otherwise indicated, includes, for each Named Executive Officer, some or all of the following: (i) Company contributions to insurance premiums and (ii) taxable automobile related benefits.

(2) Represents shares of Common Stock issuable upon exercise of employee stock options issued in the year indicated under the Company's 1998 Stock Option Plan and 2000 Equity Plan, except in the case of each of Dr. Cern and Mr. Isaacson.

(3) Mr. Joyce was appointed Chief Executive Officer as of September 2001. Prior to such appointment, Mr. Joyce served as Chief Operating Officer of the Company from November 2000 through August 2001, when he resigned from the Company.

(4) Upon the Mr. Joyce's resignation in August 2001, these options expired.

(5) Mr. Kopelowitz resigned in February 2002 from all positions held with the Company.

(6) Represents relocation and temporary housing allowances in connection with the then proposed relocation by the Company.

(7) In connection with Mr. Kopelowitz's resignation, all such options have expired except for options for 165,000 shares of Common Stock which continue to be exercisable through February 2006.

(8) Mr. Isaacson resigned from all positions held in the Company in September 2001.

(9) In connection with Mr. Isaacson's resignation from the Company, the options will continue to be exercisable through September 2005.

(10) Comprised of (i) forgiveness of the unpaid balance of $570,774 owing from a loan in the principal amount of $2 million made by the Company in April 2001 in connection with the then proposed relocation by the Company of its executives offices, (ii) payments in the aggregate amount of $206,250 and (iii) forgiveness of a loan balance of $83,673, all of which were effected in connection with the resignation by Mr. Isaacson of all positions held with the Company.

OPTION GRANTS IN 2001

         The following table sets forth certain information concerning the individual option grants during the year ended December 31, 2001, to each of the Named Executive Officers.


                                        % of Total
                     Number of           Options
                    Securities          Granted to     Exercise or
                    Underlying           Employees      Base Price    Expiration
    Name        Options Granted (#)       in 2001         ($/sh)         date
    ----        -------------------       -------         ------         ----
John J. Joyce       1,000,000(1)           34.48%         0.50            2011

Yehuda Cern           950,000(2)           32.76%         0.35            2011
                      950,000(3)           32.76%         0.50            2011


(1) Represents shares of Common Stock issuable upon exercise of options issued under the Company's 2000 Plan. All of these options have vested as of the Record Date.

(2) Represents shares of Common Stock issuable upon exercise of options issued under the Company's 2000 Plan which have vested as of June 30, 2002.

(3) Represents shares of Common Stock issuable upon exercise of options issued under the Company's 2000 Plan which are scheduled to vest on December 31, 2002.

Aggregate Options Exercised in 2001 and 2001 Year End Option Values


                                                         Number of Securities         Value of Unexercised
                                                        Underlying Unexercised         In-the-Money Options
                          Shares          Value         Options at Fiscal Year        At Fiscal Year End ($)
                        Acquired on      Realized                End (#)                   Exercisable/
Name                    Exercise (#)       ($)        Exercisable/Unexercisable         Unexercisable (1)
----                   -------------       ---        -------------------------         -----------------
John Joyce                  --              --             125,000/875,000                      0/0

Yehuda Cern                 --              --                 0/1,900,000                      0/0

Ramdas Rao                  --              --              55,000/187,000                      0/0

(1) Based upon the difference between the exercise price of such options and the closing price of the Common Stock ($.20) on December 31, 2001, as reported on the Over- The-Counter Market.

                              EMPLOYMENT AGREEMENTS

         The Company and John Joyce entered into an employment agreement as of November 2001 which effectively amended and restated the original employment agreement entered into by the Company and John Joyce as of October 2000 pursuant to which he was employed as the Company's Chief Operating Officer. Pursuant to the agreement, Mr. Joyce is employed as Chief Executive Officer and is entitled to be paid an annual salary of $275,000, which annual amount has been reduced to $200,000 for the period from June 1, 2002 through December 31, 2002. The term of the agreement is two years. If Mr. Joyce is terminated other than for engaging in willful misconduct or acts of bad faith or conviction of a felony or, if there is a change in control of the Company (as defined in the employment agreement) and Mr. Joyce does not continue as Chief Executive Officer on terms and conditions substantially similar to those contained in his agreement, he will be entitled to receive the equivalent of 12 months' salary then due under the agreement.

         The Company and Dr. Yehuda Cern entered into an amended and restated employment agreement as of December 2001 which effectively amended and restated the employment originally entered into by the Company and Dr. Cern in November 2000. Pursuant to the agreement as of December 2001, Dr. Cern is employed as Chief Engineer and is currently paid and annual salary of $156,000. The term of the agreement is two years whereupon the employment agreement will be automatically renewable from year to year unless either party gives notice of termination at least 90 days prior to the scheduled expiration date. If the employment is terminated for no cause or if the agreement is not renewed by the Company after the expiration of the initial two year term, then Dr. Cern is entitled to receive 12 months' salary in bi-monthly installments.

         The Company and Ramdas Rao entered into an employment agreement effective as of September 2000 (as amended in November 2002) pursuant to which he is employed as the Company's Chief Network Architect. Mr. Rao is currently paid an annual salary of approximately $155,000. The employment agreement is for a period of two years and is to renew automatically unless either party gives 2 months notice to the other prior to the scheduled expiration date of its election to not renew. If the employment is terminated for no cause or if the agreement is not renewed by the Company after the expiration of the initial two year term, then Mr. Rao is entitled to receive 12 months' salary in bi-monthly installments.

         Each of the executives with an agreement has agreed to certain customary confidentiality and non-compete provisions that prohibit him from competing with the Company for one year, or soliciting our employees for one year, following the termination of his employment.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

         In September 2002, the Company issued to each of its Chief Executive officer and Chief Network Architect 1,040,000 and 1,000,000 shares of Common Stock, respectively, in consideration of the forgiveness of accrued and unpaid salaries and other amounts owed in the aggregate amount of $ 127,500. In addition, the Company issued to its Chief Executive Officer options under the Company's 2000 Plan fully vested options to purchase 375,000 shares of Common Stock at a per share exercise price of $0.10 in consideration of a reduction in salary payable under his employment agreement with the Company. Additionally, the Company also issued to its Chief network Architect options under the Company's 2000 Plan options to purchase (i) 200,000 shares of Common Stock at a per share exercise price of $0.20, of which options for 77,273 shares have vested as of the Record Date and (ii) 1,000,000 shares of Common Stock at a per share exercise price of $0.50 that are scheduled to vest over the next three years.

         In connection with a testing and development agreement entered into as of December 2001 with Southern Telecom International ("STI"), in January 2002 the Company issued to STI warrants to purchase up to 2,684,000 shares of the Company's Common Stock, exercisable through December 31, 2004, at a per share exercise price of $.20 (the "Warrant"). In August 2002, in connection with the investment by ConEd under the ConEd Investment Agreement, STI agreed to waive certain rights under the Warrant in respect of which the Company agreed to (i) reduce the exercise price to $0.12 and (ii) issue to STI, upon the completion by ConEd of each tranche of its investment under the ConEd Investment Agreement, warrants for additional shares of Common Stock such that following the completion by ConEd of its investment as contemplated under the ConEd Investment Agreement, the Company will have issued to STI warrants to purchase approximately an additional 1,850,284 shares of Common Stock on substantially the same terms and conditions included in the Warrant. In the event that the price of the Company's Common stock closes at $1.50 or above for 10 consecutive business days, the warrant may only be exercised during the next 180 day period.

         In connection with the amendment and restatement in December 2001 of the employment agreement ("Restated Agreement") with Dr. Cern, the Company's Chief Engineer, the Company issued to Dr. Cern 1 million shares of its Common Stock for a $200,000 non-recourse promissory note. The note bears interest at prime plus 1% and is due in three equal installments in February, March and April 2003. Under the Restated Agreement, in lieu of repaying the principal, Dr. Cern is entitled to require the Company to repurchase the shares at the rate of $.20 per share. The shares have been pledged as collateral for the note. In addition, under the Restated Agreement, the Company agreed to certain protective provisions in favor of Dr. Cern in connection with the commercial exploitation of subsequently developed technology substantially developed by him (the "Subsequently Developed Technology") whereby Dr. Cern would be entitled, under limited circumstances and subject to the agreement of the Company, to an agreed upon percentage, not to exceed 5%, of the benefits derived from such Subsequently Developed technology and, in case the Company establishes a majority-owned subsidiary to exploit such Subsequently Developed Technology, 5% of the initial equity of such entity. The Company also agreed that if it either ceases operations or changes its business focus such that the Company no longer intends to utilize powerline technology, the Company shall sell Dr. Cern the rights to such technology for ninety percent (90%) of such technology's then current fair market value as determined by an independent appraiser mutually selected by the Company and Dr. Cern.

         In connection with Wilfred Kopelowitz's resignation as of February 2002 from his position as the Company's Chief Financial Officer and from his directorship, in consideration of the waiver by Mr. Kopelowitz of certain payments due to him under the employment agreement with the Company, the Company forgave an outstanding loan in the amount of $70,000, and agreed to remit to him $35,000, subject to the Company realizing net proceeds of $500,000 to $1 million from future financings. In October 2002, the Company paid to him $15,000 of such amount. The Company also agreed to extend the life on a total of 165,000 vested employee stock options issued under the 2000 Incentive Plan and to grant an additional 80,000 options exercisable at $.50 per share.

         Each of the executives with an agreement has agreed to certain customary confidentiality and non-compete provisions that prohibit him from competing with the Company for one year, or soliciting our employees for one year, following the termination of his employment.

             SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) of the Exchange Act, requires officers and directors of the Company and persons who own more than ten percent of the Common Stock, to file initial statements of beneficial ownership (Form 3), and statements of changes in beneficial ownership (Forms 4 or 5), of Common Stock with the SEC. Officers, directors and greater than ten-percent stockholders are required by SEC regulation to furnish the Company with copies of all such forms they file.

         Based solely on review of the copies of such forms received by the Company with respect to 2001, or written representations from certain reporting persons, the Company believes that all filing requirements applicable to its directors and officers and persons who own more than 10% of a registered class of the Company's equity securities have been complied with, except that Neuberger Berman, Inc. and Neuberger Berman, LLC, or affiliated entities, have not filed Forms 3 or 4 upon acquiring more than 10% of the issued and outstanding Common Stock.

                                 PROPOSAL NO. 1

                              ELECTION OF DIRECTORS

                     INFORMATION AS TO NOMINEES FOR DIRECTOR

         The persons named below have been nominated for election as directors by the Board of Directors. If elected, each nominee will hold office until the next annual meeting of the stockholders.

         It is the intention of the persons named in the accompanying proxy to vote FOR the election of the five persons named in the table below as directors of the Company, unless authority to do so is withheld. If events not now known or anticipated make any of the nominees unwilling or unable to serve, the proxies will be voted (in the discretion of the holders of such proxies) for other nominees not named herein in lieu of those unwilling or unable to serve. The Board is not aware of any circumstances likely to cause any nominee to become unavailable for election.

         The following table sets forth the name, age and position of each Director nominee:



Name                          Age         Position

John J. Joyce                 50         Chairman of the Board, CEO, Treasurer
                                           and Director

Michael Widland               62         Director


Judah Marvin Feigenbaum       52         Director

Michael Braunold              43         Director


Henry Seduski                 48         Director Nominee

         The business experience, principal occupations and employment, as well as the periods of service, of each of the Company's directors and executive officers during at least the last five years are set forth below.

         John J. Joyce has been the Company's Chairman of the Board of Directors and Chief Executive Officer since September 2001 and Chief Operating Officer from November 2000 through August 2001. Prior to joining Ambient, Mr. Joyce served, from September, 1996 to October 2000, as Senior Vice President of ABB Financial Services Inc. and President of ABB Financial Consulting, the Americas, where he was also selected to lead the global energy consulting practice within Financial Services. Mr. Joyce developed the Americas branch of ABB Financial Consulting, the financial management consultancy business of ABB Financial Services. Preceding his association with ABB, Mr. Joyce served, from December 1993 to August 1996, with The Capital Markets & Treasury Practice of Price Waterhouse LLP. Returning to the firm where he had previously served for more than five years in the general audit practice, Mr. Joyce assumed the responsibilities of Manager, where he advised corporations on a variety of business issues and strategies. Mr. Joyce was promoted to the level of Director in June 1995. A CPA in the United States, Mr. Joyce holds an MBA from the Stern School of Business, New York University, where he majored in Finance and International Business.

         Michael Widland, joined the Company's Board in November 2000. Mr. Widland has been actively practicing law since 1965 and is presently a corporate partner at Shipman & Goodwin LLP of Stamford, Connecticut. Mr. Widland's areas of expertise include commercial and corporate transactions, including financing. He is a former Connecticut Chairman of the Public Contract Section and Business Law Section of the American Bar Association and a member of the Association of Commercial Finance Attorneys.

         Judah Marvin Feigenbaum, joined the Company's Board in November 2001. Since 1994, Mr. Feigenbaum has been involved as chief executive officer in various affiliates of United Diagnostics, Inc., a company engaged in the provision of healthcare. He served as President and Chief Executive Officer of The Patient Discharge Desk, a New York based company specializing in the development of proprietary software for targeted health care market segments. Mr. Feigenbaum served as President and Chief Executive Officer of (i) Analytical Biosystems Corporation located in Rhode Island, (ii) Medical Science Institute located in California and Physicians Clinical Laboratory, Inc. located in California, each of which specialize in clinical laboratory services and (iii) NTBM Billing Services, Inc., a Florida medical billing services company.

         Michael Braunold, has been a director of the Company since December 2001. From March 2000 through September 2000, Mr. Braunold was the Chief Executive Officer and Chairman of the Company. Since March 1998, Mr. Braunold also has been Chief Executive Officer and Chairman of the Board of SPO Medical Equipment Ltd., an Israeli company that specializes in medical technology related to pulse oximetry techniques. Prior to this assignment, Mr. Braunold was Senior Director of Business Development at Scitex Corporation Ltd., a multinational corporation specializing in visual information communication. In such capacity, Mr. Braunold played a strategic role in managing a team of professionals assigned to M&A activities. During his 12-year tenure at Scitex, he held various positions within the worldwide organization, including a period in the United States as Vice President of an American subsidiary of Scitex specializing in medical imaging. Mr. Braunold originates from the United Kingdom where he obtained a B.Sc. in Management Sciences and a Master of Business Administration from Imperial College Business School, London.

         Henry Seduski, a director nominee, has been the Chief Financial Officer of The Learning Team, a software publisher, since December 2001. From 1982 through March 2000, Mr. Seduski was employed by J.P. Morgan & Co. Inc. as the Chief Financial Officer of its Private Banking Business Group servicing senior business managers. Mr. Seduski was also a Vice President in Private Banking's Risk Management and Control Group and held various other positions in Morgan's Financial Group. From 1976 through 1982, Mr. Seduski served as a Manager with Price Waterhouse & Co., a leading audit and accounting firm. A CPA in New York state, Mr. Seduski holds a BBA in accounting from the University of Notre Dame.

         There are no family relationships between any of the above executive officers or directors, and there is no arrangement or understanding between any of the above executive officers or directors and any other person pursuant to which the officer or director was elected to hold office.

         All directors hold office until the next annual meeting of stockholders and the election and qualification of a successor. Each of the non-employee directors is entitled to receive, with respect to 2002, an annual cash payment of $16,000 for serving on the Board and an additional $4,000 in respect of each committee on which he/she serves. None of the employee- directors receive any cash compensation for serving on the Board. Officers are elected by the Board of Directors and serve at the discretion of the Board. With respect to 2003, each of the non-employee directors will be entitled to receive an annual cash payment of $4,000 for serving on the Board. The Company paid Shipman & Goodwin, LLP, of which Mr. Widland is a partner, approximately $99,000 during the year ended December 31, 2001, for legal services rendered and reimbursement of expenses incurred on the Company's behalf.


INFORMATION RELATING TO EXECUTIVE OFFICERS AND KEY EMPLOYEES WHO ARE NOT DIRECTOR NOMINEES

         Below is certain information relating to current executive officers and key employees of the Company who are not also a member of the Board of Directors and are not director nominees:

         Ramdas Rao has been the Company's Chief Network Architect since September 2000. From March 2000 until the time immediately preceding his joining the Company, Mr. Rao was the Chief Information Officer at Mullen, one of the larger advertising agencies in North America. From November 1995 through February 2000, he was the President and Co-Founder of Gaialinks Inc., a company engaged in the development of network management software tools and providing network analysis and consulting services for large heterogeneous, multi-vendor, multi-protocol networks and systems. From January 1990 through November 1995, he was affiliated with Boston University where he was Associate Director (from January 1995 through November 1995) and a Network System Manager (from July 1990 through December 1994). Mr. Rao received a B.S. degree in Computer Engineering (cum laude) from Boston University College of Engineering in 1988.

         Dr. Yehuda Cern, has been Chief Engineer since November 2000. Dr. Cern is the principal inventor of Ambient's coupling technology and a major technology resource for the advancement of PLC. Dr. Cern has extensive experience in R&D and New Product Development. He founded a subsidiary of Ambient in 1999 to pursue an invention enabling powerline telecommunications, the forerunner of the Company's current business. From September 1997 to January 2000 he worked as Chief Technology Officer of Ambient's subsidiary, Ambient Ltd. Prior to his employment at the Company, Dr. Cern served as COO and CTO of AirOptics, Inc., an infrared communications company located in Lancaster, Pennsylvania. Dr. Cern is also credited with founding the Department of Electronics at the Jerusalem College of Technology, heading the department for six years. Dr. Cern received a B.S. degree and a M.Sc. degree in electrical engineering from Wayne State University in Detroit and earned a Ph.D. in medical electronics from the Weizmann Institute in Israel while on a Fulbright Grant.

BOARD COMMITTEES AND MEETINGS

         During the course of 2001, the Board held four meetings. Each incumbent director attended at least 75 % of the (i) the total number of meetings of the Board of Directors and (ii) the total number of meetings held by all committees of the Board on which such director served. All directors hold office until the next annual meeting of stockholders and the election and qualification of their successors.

         The Company has two standing committees: the Audit Committee and the Compensation/Stock Option Committee.

         The Audit Committee was established in January 2002 and is responsible for selecting the Company's independent auditors, reviewing the Company's accounting policies, financial procedures and internal controls and the general scope of the annual audit and approving any non-audit services. To date, the Audit Committee has held two meetings in 2002. The Audit Committee currently consists of Messrs. Feigenbaum and Braunold. The Company believes that each of the members of the Audit Committee is an independent director within the meaning of the Sarbanes-Oxley Act of 2002 (the "Sarbanes-Oxley Act"). Subject to the election of directors, the Company anticipates that following the Annual Meeting the Audit Committee will include a "financial expert" as required under the Sarbanes-Oxley Act. The Audit Committee Charter, which is attached as Appendix A, describes in greater detail the role and responsibilities of the Audit Committee.

         The Compensation/Stock Option Committee was established in March 2001 and is responsible for reviewing the compensation arrangements in effect for the Company's executive officers and for administering the Company's 2000 Plan. This committee held three meetings during 2001. This committee currently consists of Messrs. Widland and Feigenbaum. Mr. Martin Hoffman was a member of the Compensation Committee until his resignation from the Board in September 2001. None of the members of the Compensation Committee was employed by the Company or any of its subsidiaries or had any other relationship requiring disclosure by the Company under any paragraph of Item 404 of Regulation S-B.

REPORT OF THE AUDIT COMMITTEE

         The Audit Committee of the Board (the "Audit Committee") provides assistance to the Board in fulfilling its responsibility to the stockholders and the investment community relating to corporate accounting and reporting policies and practices of the Company, including the Company's systems of internal controls, and the quality and integrity of the financial reports of the Company. In furtherance thereof, the Audit Committee reviewed and discussed with the Company's management the audited financial statements included in the Company's Annual Report on Form 10-KSB for the year ended December 31, 2001. The Audit Committee did not discuss with the Company's independent auditors for the fiscal year 2001 the matters required to be discussed by SAS 61. The Audit Committee was provided by the auditors the written disclosures required by ISB No. 1

         Based on the financial statement review, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company's 2001 Annual Report on Form 10-KSB.

Dated: November 21, 2002

AUDIT COMMITTEE

Michael Braunold

Judah Marvin Feigenbaum

BOARD RECOMMENDATION

      THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR THE ELECTION OF ALL OF THE NOMINEES TO THE BOARD OF DIRECTORS.

                                 PROPOSAL NO. 2

 AMENDMENT OF THE CERTIFICATE OF INCORPORATION TO INCREASE THE NUMBER OF SHARES
             OF COMMON STOCK THAT THE COMPANY IS AUTHORIZED TO ISSUE

         The Company's Certificate of Incorporation presently authorizes the issuance by the Company of up to one hundred five million (105,000,000) shares of stock, consisting of one hundred million (100,000,000) shares of Common Stock and five million (5,000,000) shares of preferred stock, par value $.001 per share ("Preferred Stock"). As of the Record Date, there were 53,076,717 shares of Common Stock issued and outstanding; no shares of preferred stock are issued and outstanding. An additional 24,022,802 million shares of Common Stock are reserved for issuance under the Company's 2000 Plan or upon the exercise of warrants, leaving a balance of 22,900,481 authorized, unissued and unreserved shares of Common Stock. Additionally, as of November 27, 2002, the Company issued to ConEd 22,250,000 shares of Common Stock in connection with its investment and will issue thereafter over the succeeding four months in the aggregate an additional 12,750,000 shares. Following the issuance to ConEd, the Company will have approximately 5,000,000 authorized, unissued and unreserved shares of Common Stock available for issuance.

         Because of the limited number of shares of Common Stock available to be issued, the Board has unanimously approved and voted to recommend that the Stockholders approve, the proposed amendment to the Company's Certificate of Incorporation (in the form attached hereto as Appendix B) whereby the number of shares of Common Stock which the Company would be authorized to issue from time to time would be increased to Two Hundred Million (200,000,000) shares. If the amendment to the Certificate of Incorporation is approved by the stockholders at the Annual Meeting, the Company intends to file such certificate with the Secretary of State of the State of Delaware as soon as reasonably practicable after such approval and it will become effective upon filing.

         The additional shares of Common Stock, when issued, would have the same rights and privileges as the shares of Common Stock now issued. There are no pre-emptive rights relating to the Common Stock.

         Except for issuances to ConEd required under the ConEd Investment Agreement, the Company does not presently have any plans, intentions, agreements, understandings or arrangements regarding the issuance of the proposed additional shares of Common Stock. The Board of Directors believes that the complexity of modern business financing and acquisition transactions requires greater flexibility in the Company's capital structure than now exists. The Board of Directors believes that an increase in the authorized Common Stock would provide the Company with increased flexibility in the future to issue capital stock in connection with public or private offerings, stock dividends, financing and acquisition transactions, employee benefit plans and other proper corporate purposes. Moreover, having such additional authorized shares of Common Stock available will give the Company the ability to issue stock without the expense and delay of a special meeting of stockholders, which delay might deprive the Company of the flexibility the Board views as important in facilitating the effective use of the Company's stock. Except as otherwise required by applicable law or stock exchange rules, authorized but unissued shares of Common Stock may be issued at such time, for such purpose and for such consideration as the Board of Directors may determine to be appropriate, without further authorization by stockholders.

         Any issuance of additional shares of Common Stock would increase the number of outstanding shares of Common Stock and (unless such issuance was pro-rata among existing Stockholders) the percentage ownership of existing stockholders would be diluted accordingly. The dilutive effect of such an issuance could discourage a change in control of the Company by making it more difficult or costly. The Company is not aware of anyone seeking to accumulate Common Stock or obtain control of the Company, and has no present intention to use the additional authorized shares to deter a change in control.

BOARD RECOMMENDATION

      THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE FOR THE APPROVAL OF THE AMENDMENT TO THE CERTIFICATE OF INCORPORATION TO INCREASE THE NUMBER OF SHARES OF COMMON STOCK THAT THE COMPANY IS AUTHORIZED TO ISSUE TO 200,000,000.

                                   PROPOSAL 3

         AMENDMENT TO THE COMPANY'S 2000 PLAN INCREASING THE NUMBER OF SHARES OF COMMON STOCK, RESERVED FOR ISSUANCE THEREUNDER, TO 15,000,000 SHARES.

             At the Annual Meeting, the Stockholders will be asked to approve an amendment to the Company's 2000 Equity Incentive Plan (the "2000 Plan") to increase by ten million (10,000,000) the number of shares of the Company's Common Stock reserved for issuance under the 2000 Plan to a total of 15,000,000 shares of Common Stock. A summary of the principal terms of the 2000 Plan is set forth below.

             The Board believes that equity based awards are an important incentive for attracting, retaining and motivating employees and officers through the opportunity of equity participation in the Company. The amendment to increase the number of shares of Common Stock under the 2000 Plan is intended to enable the Company to continue to have an adequate number of shares of Common Stock available for the grant of stock options to attract new employees, as well as retain current employees.

            Of the total of 5,000,000 shares of Common Stock reserved for issuance under the 2000 Plan, as of the Record Date, options for 4,922,000 shares of Common Stock have been issued under the 2000 Plan.

            Although the Company cannot currently determine the number of options that may be granted in the future to the executive officers of the Company, each of the executive officers and key employees of the Company has an interest in the approval of the amendment to the 2000 Plan in so far as they are eligible recipients of options under the plan.

SUMMARY OF THE TERMS OF THE 2000 PLAN

         The summary of the 2000 Plan below is qualified in its entirety by the 2000 Plan attached hereto as Appendix C.

THE 2000 PLAN ADMINISTRATION

         The 2000 Plan is administered by the Board of Directors of the Company or, at the discretion of the Board, by a committee composed of at least one member of the Board. The Compensation Committee of the Board, established in December 2001, administers the 2000 Plan. Such committee, and the Board itself acting in its capacity as administrator of the 2000 Plan, is referred to herein as the "Committee." The Committee is authorized, among other things, to construe, interpret and implement the provisions of the 2000 Plan, to select the key employees to whom awards will be granted, to determine the terms and conditions of such awards and to make all other determinations deemed necessary or advisable for the administration of the 2000 Plan.

SHARES AVAILABLE

         If Proposal No. 3 is approved by the stockholders, the aggregate number of shares of Common Stock available for issuance, subject to adjustment as described below, under the 2000 Incentive Plan will be 15,000,000. Such shares may be authorized and unissued shares or treasury shares. If Proposal No. 3 is approved, shares reserved for issuance for grants under the 2000 Plan will represent approximately 28% of the Company's issued and outstanding Common Stock as of the Record Date. Together with the shares reserved for issuance under the Directors Plan (assuming Proposal No. 4 is approved), the shares reserved for issuance under these plans will represent approximately 32% of the Company's outstanding Common Stock as of the Record Date. If all of the shares reserved for issuance under the foregoing plans are actually issued, such shares will represent 24% of the Company's then outstanding Common Stock. If any shares of Common Stock subject to an award are forfeited or an award is settled in cash or otherwise terminates for any reason whatsoever without an actual distribution of shares, the shares subject to such award will again be available for awards. If any Performance Units awarded under the 2000 Plan are forfeited or canceled, the Performance Units will again be available for awards. If the Committee determines that any stock dividend, recapitalization, split, reorganization, merger, consolidation, combination, repurchase, or other similar corporate transaction or event, affects the Common Stock or the book value of the Company such that an adjustment is appropriate in order to prevent dilution or enlargement of the rights of participants, then the Committee shall adjust any or all of (i) the number and kind of shares of Common Stock which may thereafter be issued in connection with awards, (ii) the number and kind of shares of Common Stock issuable in respect of outstanding awards, (iii) the aggregate number and kind of shares of Common Stock available, (iv) the number of Performance Units which may thereafter be granted and the book value of the Company with respect to outstanding Performance Units, and (v) the exercise price, grant price, or purchase price relating to any award. If deemed appropriate, the Committee may also provide for cash payments relating to outstanding awards, provided, however, in each case that no adjustment shall be made which would cause the plan to violate Section 422(b)(1) of the Internal Revenue Code of 1986, as amended (the "Code") with respect to ISOs (defined below) or would adversely affect the status of a Performance-Based Award (defined below) as "performance based compensation" under Section 162(m) of the Code. The Committee may also adjust performance conditions and other terms of awards in response to unusual or nonrecurring events or to changes in applicable laws, regulations, or accounting principles, except to the extent that such adjustment would adversely affect the status of any outstanding Performance-Based Awards as "performance-based compensation" under Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code").

ELIGIBILITY

         Persons eligible to participate in the 2000 Incentive Plan include all key employees and consultants of the Company and its subsidiaries, as determined by the Committee. While the specific individuals to whom awards will be made in the future cannot be determined at this time, it is anticipated that currently approximately three key employees presently are eligible for participation in the 2000 Plan.

AWARDS

         The 2000 Plan is designed to give the Committee the maximum flexibility in providing incentive compensation to key employees and consultants. The 2000 Plan provides for the grant of incentive stock options, nonqualified stock options, stock appreciation rights, restricted stock, bonus stock, awards in lieu of cash obligations, other stock-based awards and Performance Units. The 2000 Plan also permits cash payments either as a separate award or as a supplement to a stock-based award, and for the income and employment taxes imposed on a participant in respect of any award.

STOCK OPTIONS AND STOCK APPRECIATION RIGHTS

         The Committee is authorized to grant stock options, including both incentive stock options ("ISOs"), which can result in potentially favorable tax treatment to the participant, and nonqualified stock options. The Committee can also grant stock appreciation rights ("SARs") entitling the participant to receive the excess of the fair market value of a share of Common Stock on the date of exercise over the grant price of the SAR. The exercise price per hare of Common Stock subject to an option and the grant price of an SAR are determined by the Committee, provided that the exercise price of an ISO or SAR may not be less than the fair market value (110% of the fair market value in the case of an ISO granted to a 10% shareholder) of the Common Stock on the date of grant. However, the 2000 Plan also allows the Committee to grant an option, an SAR or other award allowing the purchase of Common Stock at an exercise price or grant price less than fair market value when it is granted in substitution for some other award or retroactively in tandem with an outstanding award. In those cases, the exercise or grant price may be the fair market value at that date, at the date of the earlier award or at that date reduced by the fair market value of the award required to be surrendered as a condition to the receipt of the substitute award. The terms of each option or SAR, the times at which each option or SAR will be exercisable, and provisions requiring forfeiture of unexercised options or SARs and relating to exercisability or following termination of employment will be fixed by the Committee. However, no ISO or SAR granted in tandem will have a term exceeding ten years (or shorter period applicable under Section 422 of the Code). Options may be exercised by payment of the exercise price in cash or in Common Stock, outstanding awards or other property (including notes or obligations to make payment on a deferred basis, or through "cashless exercises") having a fair market value equal to the exercise price, as the Committee may determine from time to time. The Committee also determines the methods of exercise and settlement and certain other terms of the SARs.

RESTRICTED STOCK

         The 2000 Plan also authorizes the Committee to grant restricted stock. Restricted stock is an award of shares of Common Stock which may not be disposed of by participants and which may be forfeited in the event of certain terminations of employment or certain other events prior to the end of a restriction period established by the Committee. Such an award entitles the participant to all of the rights of a stockholder of the Company, including the right to vote the shares and the right to receive any dividends thereon, unless otherwise determined by the Committee.

OTHER STOCK-BASED AWARDS, BONUS STOCK AND AWARDS IN LIEU OF CASH OBLIGATIONS

         In order to enable the Company to respond to business and economic developments and trends in executive compensation practices, the 2000 Plan authorizes the Committee to grant awards that are denominated or payable in, or valued in whole or in part by reference to the value of, Common Stock. The Committee will determine the terms and conditions of such awards, including consideration to be paid to exercise awards in the nature of purchase rights, the period during which awards will be outstanding and forfeiture conditions and restrictions on awards. In addition, the Committee is authorized to grant shares as a bonus, free of restrictions, or to grant shares or other awards in lieu of Company obligations to pay cash or deliver other property under other plans or compensatory arrangements, subject to such terms as the Committee may specify.

CASH PAYMENTS

         The Committee may grant the right to receive cash payments whether as a separate award or as a supplement to any stock-based awards. Also, to encourage participants to retain awards payable in stock by providing a source of cash sufficient to pay the income and employment taxes imposed as a result of a payment pursuant to, or the exercise or vesting of, any award, the 2000 Plan authorizes the Committee to grant a Tax Bonus in respect of any award.

PERFORMANCE UNITS

         The Committee is also authorized to grant Performance Units. A Performance Unit is a right to receive a payment in cash equal to the increase in the book value of the Company if specified performance goals during a specified time period are met. The Committee has the discretion to establish the performance goals and the performance periods relating to each Performance Unit. A performance goal is a goal expressed in terms of growth in book value, earnings per share, return on equity or any other financial or other measurement selected by the Committee, in its discretion, and may relate to the operations of the Company as a whole or any subsidiary, division or department, and the performance periods may be of such length as the Committee may select. Neither the performance goals nor the performance periods need be identical for all Performance Units awarded at any time or from time to time. Performance-based Awards

PERFORMANCE-BASED AWARDS

         The Committee may (but is not required to) grant awards pursuant to the 2000 Plan to a participant who, in the year of grant, may be among the Company's Chief Executive Officer and the two other most highly compensated executive officers ("Covered Employees"), which are intended to qualify as a Performance-Based Award. If the Committee grants an award as a Performance-Based Award, the right to receive payment of such award, other than stock options and SARs granted at not less than fair market value on the date of grant, will be conditional upon the achievement of performance goals established by the Committee in writing at the time such Performance-Based Award is granted. Such performance goals may vary from participant to participant and Performance-Based Award to Performance-Based Award. The goals will be based upon (i) the attainment of specific amounts of, or increases in, one or more of the following, any of which may be measured either in absolute terms or as compared to another company or companies: revenues, earnings, cash flow, net worth, book value, stockholder's equity, financial return ratios, market performance or total stockholder return, and/or (ii) the completion of certain business or capital transactions.

Before any Performance-Based Award is paid, the Committee will certify in writing that the performance goals applicable to the Performance-Based Award were in fact satisfied.

OTHER TERMS OF AWARDS

         The maximum amount which may be granted as Performance-Based Awards to any participant in any calendar year shall not exceed (i) 500,000 Performance Units, (ii) a Tax Bonus payable with respect to the stock-based awards and Performance Units and (iii) cash payments (other than Tax Bonuses) of $1,000,000. The Committee has the discretion to grant an award to a participant who may be a Covered Employee which is not a Performance-Based Award.

         In the discretion of the Committee, awards may be settled in cash, Common Stock, other awards or other property. The Committee may require or permit participants to defer the distribution of all or part of an award in accordance with such terms and conditions as the Committee may establish, including payment of reasonable interest on any amounts deferred under the 2000 Plan. Awards granted under the 2000 Plan may not be pledged or otherwise encumbered. Generally, unless the Committee determines otherwise, awards are not transferable except by will or by the laws of descent and distribution, or (except in the case of an ISO) otherwise if permitted under Rule 16b-3 of the Exchange Act and by the Committee. The 2000 Plan grants the Committee broad discretion in the operation and administration of the 2000 Plan. This discretion includes the authority to make adjustments in the terms and conditions of, and the criteria included in performance conditions related to, any awards in recognition of unusual or nonrecurring events affecting the Company or in response to changes in applicable laws, regulations or accounting principles. However, no such adjustment may adversely affect the status of any outstanding award as a Performance-Based Award. The Committee can waive any condition applicable to any award, and may adjust any performance condition specified in connection with any award, if such adjustment is necessary, to take account of a change in the Company's strategy, performance of comparable companies or other circumstances. However no adjustment may adversely affect the status of any outstanding award as a Performance-Based Award. Awards under the 2000 Plan generally will be granted for no consideration other than services. The Committee may, however, grant awards alone, in addition to, in tandem with, or in substitution for, any other award under the 2000 Plan, other awards under other Company plans, or other rights to payment from the Company. Awards granted in addition to or in tandem with other awards may be granted either at the same time or at different times. If an award is granted in substitution for another award, the participant must surrender such other award in consideration for the grant of the new award.

CHANGE OF CONTROL

         In the event of a change of control of the Company, all awards granted under the 2000 Plan (including Performance-Based Awards) that are outstanding and not yet vested or exercisable or which are subject to restrictions, will become immediately 100% vested in each participant or will be free of any restrictions, and will be exercisable for the remaining duration of the award. All awards that are exercisable as of the effective date of the change of control will remain exercisable for the remaining duration of the award. Under the 2000 Plan, a change of control occurs upon any of the following events: (i) the acquisition, in one or more transactions, of beneficial ownership by any person or group, (other than a trustee or other fiduciary holding securities under an employee benefit plan of the Company or a subsidiary), of any securities of the Company such that, as a result of such acquisition, such person or group, either (A) beneficially owns, directly or indirectly, more than 50% of the Company's outstanding voting securities entitled to vote on a regular basis for a majority of the members of the Board or (B) otherwise has the ability to elect, directly or indirectly, a majority of the members of the Board; (ii) a change in the composition of the Board such that a majority of the members of the Board are not Continuing Directors (as defined in the 2000 Plan); or (iii) the stockholders of the Company approve a merger or consolidation of the Company with any other corporation, other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) at least 50% of the total voting power represented by the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation, or the stockholders of the Company approve a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company, in one or more transactions, of all or substantially all the Company's assets. The foregoing events will not be deemed to be a change of control if the transactions causing such change are approved in advance by the affirmative vote of at least a majority of the Continuing directors.

AMENDMENT AND TERMINATION

         The 2000 Plan is of indefinite duration; continuing until all shares and performance units reserved therefore have been issued or until terminated by the Board. The Board may amend, alter, suspend, discontinue, or terminate the 2000 Plan or the Committee's authority to grant awards thereunder without further stockholder approval or the consent of the participants, except stockholder approval must be obtained within one year after the effectiveness of such action if required by law or regulation or under the rules of the securities exchange on which the Common Stock is then quoted or listed or as otherwise required by Rule 16b-3 under the Exchange Act. Notwithstanding the foregoing, unless approved by the stockholders, no amendment will: (i) change the class of persons eligible to receive awards; (ii) materially increase the benefits accruing to participants under the 2000 Plan; or (iii) increase the number of shares of Common Stock subject to the 2000 Plan.

CERTAIN FEDERAL INCOME TAX CONSEQUENCES TO THE COMPANY AND THE PARTICIPANT

         The following discussion is a brief summary of the principal United States Federal income tax consequences under current Federal income tax laws relating to awards under the 2000 Plan. This summary is not intended to be exhaustive and, among other things, does not describe state, local or foreign income and other tax consequences. A participant will not realize any income upon the award of an option (including any other stock-based award in the nature of a purchase right), an SAR or a Performance Unit, nor will the Company be entitled to any tax deduction. When a participant who has been granted an option which is not designated as an ISO exercises that option and receives Common Stock which is either "transferable" or not subject to a "substantial risk of forfeiture" under Section 83(c) of the Code, the participant will realize compensation income subject, in the case of an employee, to withholding taxes. The amount of that compensation income will equal the excess of the fair market value of the Common Stock (without regard to any restrictions) on the date of exercise of the option over its exercise price, and the Company will generally be entitled to a tax deduction in the same amount and at the same time as the compensation income is realized by the participant. The participant's tax basis for the Common Stock so acquired will equal the sum of the compensation income realized and the exercise price. Upon any subsequent sale or exchange of the Common Stock, the gain or loss will generally be taxed as a capital gain or loss and will be a long-term capital gain or loss if the Common Stock has been held for more than one year after the date of exercise.

         If a participant exercises an option which is designated as an ISO and the participant has been an employee of the Company or its subsidiaries throughout the period from the date of grant of the ISO until three months prior to its exercise, the participant will not realize any income upon the exercise of the ISO (although alternative minimum tax liability may result), and the Company will not be entitled to any tax deduction. If the participant sells or exchanges any of the shares acquired upon the exercise of the ISO more than one year after the transfer of the shares to the participant and more than two years after the date of grant of the ISO, any gain or loss (based upon the difference between the amount realized and the exercise price of the ISO) will be treated as long-term capital gain or loss to the participant. If such sale, exchange or other disposition takes place within two years of the grant of the ISO or within one year of the transfer of shares to the participant, the sale, exchange or other disposition will generally constitute a "disqualifying disposition" of such shares. In such event, to the extent that the gain realized on the disqualifying disposition does not exceed the difference between the fair market value of the shares at the time of exercise of the ISO over the exercise price, such amount will be treated as compensation income in the year of the disqualifying disposition, and the Company will be entitled to a deduction in the same amount and at the same time as the compensation income is realized by the participant. The balance of the gain, if any, will be treated as capital gain and will not result in any deduction by the Company.

         With respect to other awards (including an SAR or a Performance Unit) granted under the 2000 Plan that may be settled either in cash or in Common Stock or other property that is either transferable or not subject to a substantial risk of forfeiture under Section 83(c) of the Code, the participant will realize compensation income (subject, in the case of employees) to withholding taxes) equal to the amount of cash or the fair market value of the Common Stock or other property received. The Company will be entitled to a deduction in the same amount and at the same time as the compensation income is realized by the participant.

         With respect to awards involving Common Stock or other property that is both nontransferable and subject to a substantial risk of forfeiture, unless an election is made under Section 83(b) of the Code, as described below, the participant will realize compensation income equal to the fair market value of the Common Stock or other property received at the first time the Common Stock or other property is either transferable or not subject to a substantial risk of forfeiture. The Company will be entitled to a deduction in the same amount and at the same time as the compensation income is realized by the participant. Even though Common Stock or other property may be nontransferable and subject to a substantial risk of forfeiture, a participant may elect (within 30 days of receipt of the Common Stock or other property) to include in gross income the fair market value (determined without regard to such restrictions) of such Common Stock or other property at the time received. In that event, the participant will not realize any income at the time the Common Stock or other property either becomes transferable or is not subject to a substantial risk of forfeiture, but if the participant subsequently forfeits such Common Stock or other property, the participant's loss would be limited only to the amount actually paid for the Common Stock or other property. While such Common Stock or other property remains nontransferable and subject to a substantial risk of forfeiture, any dividends or other income will be taxable as additional compensation income. Finally, special rules may apply with respect to participants subject to Section 16(b) of the Exchange Act.

         The Committee may condition the payment, exercise or vesting of any award on the payment of the withholding taxes and may provide that a portion of the Common Stock or other property to be distributed will be withheld (or previously acquired stock or other property surrendered by the participant) to satisfy such withholding and other tax obligations. Finally, amounts paid pursuant to an award which vests or becomes exercisable, or with respect to which restrictions lapse, upon a Change in Control may constitute a "parachute payment" under Section 280G of the Code. To the extent any such payment constitutes an "excess parachute payment," the Company would not be entitled to deduct such payment and the participant would be subject to a 20 percent excise tax (in addition to regular income tax).

SECTION 162(M) PROVISIONS

         The 2000 Plan was designed to permit the deduction by the Company of the compensation realized by certain officers in respect of long-term incentive compensation granted under the 2000 Plan which is intended by the Committee to qualify as "performance-based compensation" under Section 162(m) of the Code.
Section 162(m) of the Code generally disallows a deduction to the Company for compensation paid in any year in excess of $1 million to any Covered Employee. Certain compensation, including compensation that meets the specified requirements for "performance-based compensation," is not subject to this deduction limit. Among the requirements for compensation to qualify as "performance-based compensation" is that the material terms pursuant to which the compensation is to be paid be disclosed to, and approved by, the stockholders of the Company in a separate vote prior to the payment. Accordingly, because the 2000 Plan has been approved by the Stockholders, the compensation payable pursuant to awards granted to officers who in the year of grant may be Covered Employees and which are intended by the Committee to qualify as "performance-based compensation" should not be subject to the deduction limit of Section 162(m) of the Code, provided the Plan continues to be administered by a Committee consisting solely of two or more "outside directors" and the other requirements of Section 162(m) of the Code are satisfied. Nonqualified stock options granted with an option price less than the fair market value at the time of grant will not qualify as performance-based compensation. Not withstanding the foregoing, the Committee may, in the exercise of its discretion, issue stock option grants that would be subject to the deductibility limit where it deems such issuance to be in the best interests of the Company and its stockholders.

NEW PLAN BENEFITS

         Because awards under the 2000 Plan are discretionary, the Company cannot currently determine the number of options that may be granted under the 2000 Plan. In 2001, the following individuals and groups had been granted options under the 2000 Plan to purchase shares in the amounts indicated: John J. Joyce (Chief Executive Officer, President and Treasurer): 1,000,000 shares; Ramdas Rao (Chief Network Architect) 242,000 shares; Wilfred Kopelowitz (Former Chief Financial Officer) 405,000 (of which options for 165,000 shares were forfeited upon his resignation as of February 2002); all current executive officers as a group: 1,242,000 shares; all current non-executive officer directors as a group: 0 shares; and all employees, including officers other than executive officers, as a group: 207,500 shares.

BOARD RECOMMENDATION

      THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE FOR THE APPROVAL OF THE AMENDMENT TO THE 2000 PLAN.

                                 PROPOSAL NO. 4

     APPROVAL OF THE COMPANY'S 2002 NON-EMPLOYEE DIRECTORS STOCK OPTION PLAN

         The Board believes that stock options are an important incentive for attracting and retaining on the Company's Board the service of individuals who are not otherwise employed by the Company or any subsidiary. Accordingly, in November 2002 the Board adopted and recommended the approval by the Company's stockholders of the 2002 Non-Employee Directors Stock Option Plan (the "2002 Directors Plan") providing for the issuance of up to 2,000,000 shares of Common Stock to non-employee directors. A summary of the principal terms of the 2002 Directors Plan is set forth below.

SUMMARY OF THE 2002 DIRECTORS PLAN

         The summary of the 2002 Directors Plan below is qualified in its entirety by the 2002 Directors Plan attached hereto as Appendix D.

         The 2002 Directors Plan is administered by the Board or, if so determined by the Board, by a committee consisting solely of two or more non-employee directors of the Company. The body administrating the 2002 Directors Plan is referred to herein as the "Administrative Body." The Administrative Body is authorized to construe, interpret and implement the provisions of the 2002 Directors Plan, to select the non-employee directors to whom awards will be granted, to determine the amount, terms and conditions of such awards and to make all other determinations deemed necessary or advisable for the administration of the 2002 Directors Plan. The shares available for grant under the 2002 Directors Plan may be authorized and unissued shares or treasury shares. If any shares of Common Stock subject to an award are forfeited or the award otherwise terminates for any reason whatsoever without an actual distribution of shares, the shares subject to such award will again be available for awards. Only directors not employed by the Company or any of its subsidiaries are eligible to participate in the 2002 Directors Plan.

         Under the 2002 Directors Plan, the Administrative Body may issue only non-qualified options. Each option granted under the 2002 Directors Plan will, unless earlier terminated as provided in the 2002 Directors Plan, expire six years from the date of grant. If a non-employee director ceases to serve as a director of the Company, options issued to such a director under the 2002 Directors Plan will (i) in the case of removal for cause, terminate immediately;
(ii) in the case of death or disability, terminate two years after the date on which such director ceased to serve; and (iii) in all other the cases (including failure to be renonimated or reelected), terminate 12 months after such director ceased to serve. The exercise price of the option will be the fair market value of the Common Stock on the date of the grant of the option. The number of options and prices at which they are exercisable are subject to adjustment in the case of certain transactions such as mergers, recapitalizations, stock splits or stock dividends.

         The 2002 Directors Plan continues in effect through December 31, 2012. The Board may amend, alter, suspend, discontinue, or terminate the 2002 Directors Plan. Notwithstanding the foregoing, any such amendment, alteration, suspension, discontinuation or termination shall be subject to the approval of the Company's stockholders if such approval is required by any applicable law or regulation or any applicable stock exchange rule. Additionally, without the consent of the an affected non-employee director, no amendment, alteration, suspension, discontinuation or termination of the 2002 Directors Plan may materially, adversely affect the rights of such non-employee director under any option theretofore granted.

FEDERAL TAX CONSEQUENCES

         Set forth below is a description of the federal income tax consequences under the Code, of the grant and exercise of the benefits awarded under the 2002 Directors Plan. This description does not purport to be a complete description of the federal income tax aspects of the 2002 Directors Plan. The summary does not include any discussion of state, local or foreign income tax consequences or the effect of gift, estate or inheritance taxes, any of which may be significant to a particular director eligible to receive options.

         A director to whom an option is granted under the 2002 Directors Plan will not recognize any taxable income upon the grant of an option. Upon the exercise of such option, an optionee will generally recognize ordinary compensation income equal to the difference between the exercise price of the option and the fair market value of the Common Stock acquired on the date of exercise. The tax basis of such Common Stock to the optionee will equal the amount includable in the optionee's income as compensation, and the optionee's holding period for such Common Stock will commence on the day on which the optionee recognizes the compensation income in respect of such Common Stock. Any additional gain or any loss recognized on the subsequent disposition of the shares of Common Stock will be a capital gain or loss and will be a long-term gain or loss if the shares are held for more than one year. Generally, the Company will be entitled to a tax deduction upon the exercise of an option under the 2002 Directors Plan at the same time and in the same amount as the ordinary income recognized by the optionee.

NEW PLAN BENEFITS

         Because awards under the 2002 Directors Plan are discretionary, the Company cannot currently determine the number of options that may be granted under the 2002 Directors Plan. In 2001, the following individuals and groups had been granted options to purchase shares of Common Stock in the amounts indicated: Michel Widland (Director) 10,000 shares; all current non-executive officer directors as a group: 10,000 shares.

OTHER REQUIRED INFORMATION

         The following table sets forth, as of December 31, 2001, certain required information relating to the shares of Common Stock issuable on an aggregated basis under the Company's 2000 Plan and otherwise.

                      EQUITY COMPENSATION PLAN INFORMATION


            Plan Category                  Number of       Weighted-          Number of
                                         securities to      average           securities
                                           be issued    exercise price of     remaining
                                             upon          outstanding      available for
                                          exercise of       options,           future
                                          outstanding       warrants          issuance.
                                           options,        and rights
                                         warrants and
                                            rights
                                              (a)              (b)               (c)
Equity compensation plan approved by
         security holders                2,304,500           $1.22              2,460,500

Equity compensation plans not approved
         by security holders             5,775,000           $0.76              ----

               Total                     8,079,500           $1.98              2,460,500

BOARD RECOMMENDATION

         THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE TO APPROVE THE 2002 DIRECTORS PLAN.



                                 PROPOSAL NO. 5

                 RATIFICATION OF INDEPENDENT PUBLIC ACCOUNTANTS

         The Board of Directors has appointed the firm of Brightman Almagor & Co. ("Brightman Almagor"), a member of Deloitte Touche Tohmatsu, as independent auditors to audit the Company's consolidated financial statements for the fiscal year ending December 31, 2002, subject to ratification by the Company's stockholders.

AUDIT FEES

         During 2001, Brightman Almagor billed the Company an aggregate of $31,500 for professional services rendered in connection with the audit of the Company's annual financial statements for the year ended December 31, 2001 and for the review of the quarterly financial statements included in the Company's quarterly report on Form 10Q.

FINANCIAL SYSTEM DESIGN AND IMPLEMENTATION FEES

         Brightman Almagor did not bill the Company for professional services related to financial information systems design and implementation for the year ended December 31, 2001.

OTHER FEES

         Other than those fees described in the immediately preceding two paragraphs, Brightman Almagor did not bill the Company for professional services for the year ended December 31, 2001.

         It is not anticipated that a member of Brightman Almagor will be present at the stockholder meeting.

BOARD RECOMMENDATION

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE FOR THE RATIFICATION OF THE INDEPENDENT AUDITORS.

                                  OTHER MATTERS

         At the Annual Meeting, management does not intend to present any matters other than matters referred to herein, and as of this date management does not know of any matter that will be presented by other persons named in the attached proxy to vote thereon in accordance with their best judgment on such matters.

                              STOCKHOLDER PROPOSALS

         Under the rules of the SEC, proposals of stockholders intended to be presented at the 2003 annual meeting of Stockholders must be made in accordance with the by-laws of the Company and received by the Company, at its principal executive offices, for inclusion in the Company's proxy statement for that meeting, no later than August 9, 2003. The Company's Board of Directors will review any stockholder proposals that are filed as required and will determine whether such proposals meet applicable criteria for inclusion in its 2003 proxy statement.

                          ANNUAL AND QUARTERLY REPORTS

         Enclosed is the Company's Annual Report on Form 10-KSB/A for the fiscal year ended December 31, 2001, including audited financial statements and the Company's quarterly report on Form 10QSB for the quarter ended September 30, 2002. Such Annual Report on Form 10-KSB/A and the Quarterly Report on Form 10-QSB do not form any part of the material for the solicitation of proxies.

                             SOLICITATION OF PROXIES

         The Company will pay the cost of the solicitation of proxies. Solicitation of proxies may be made in person or by mail, telephone, or telecopy by directors, officers, and employees of the Company. The Company may also engage the services of others to solicit proxies in person or by telephone or telecopy. In addition, the Company may also request banking institutions, brokerage firms, custodians, nominees, and fiduciaries to forward solicitation material to the beneficial owners of Common Stock held of record by such persons, and the Company will reimburse such persons for the costs related to such services.

         It is important that your shares be represented at the Annual Meeting. If you are unable to be present in person, you are respectfully requested to sign the enclosed proxy and return it in the enclosed stamped and addressed envelope as promptly as possible.

                                           BY ORDER OF THE BOARD OF DIRECTORS

                                           John J. Joyce
                                           Chief Executive Officer


December 10, 2002

                                   APPENDIX A

                  AUDIT COMMITTEE OF THE BOARD OF DIRECTORS OF
                              AMBIENT CORPORATION.
                                     CHARTER

I. AUDIT COMMITTEE PURPOSE

         The Audit Committee of the Board of Directors of Ambient Corporation (the "Company") is appointed by the Board of Directors to assist the Board of Directors in fulfilling its oversight responsibilities. The Audit Committee's primary duties and responsibilities are to:

o Monitor and review the accuracy and fairness of the Company's financial reports and monitor and ensure the adequacy of the Company's systems of internal controls regarding finance, accounting, and legal compliance.

o Monitor the independence and performance of the Company's independent auditors.

o Provide an avenue of communication between the independent auditors, management, internal auditors and the Board of Directors.

         The Audit Committee has the authority to conduct or authorize investigations into any matter within the scope of its responsibilities and it shall have direct access to the independent auditors as well as anyone in the organization. The Audit Committee has the ability to retain, at the Company's expense, special legal, accounting, or other consultants or advisors it deems necessary in the performance of its duties or to assist in the conduct of any investigation.

II. AUDIT COMMITTEE COMPOSITION AND MEETINGS

         Audit Committee members shall meet the requirements of the National Association of Securities Dealers and the Sarbanes-Oxley Act of 2002 (the "Sarbanes-Oxley Act"). The Audit Committee shall be comprised of three or more directors as determined by the Board of Directors, each of whom shall be independent non-executive directors, free from any relationship that would interfere with the exercise of his or her independent judgment. All members of the Audit Committee shall have a basic understanding of finance and accounting and be able to read and understand fundamental financial statements, and at least one member of the Audit Committee shall have accounting or related financial management expertise and be considered a "financial expert" within the meaning of the Sarbanes-Oxley Act. Members of the Audit Committee may enhance their familiarity with finance and accounting by participating in educational programs.

         Audit Committee members shall be appointed by the Board of Directors. If the Audit Committee Chair is not designated or present, the members of the Audit Committee may designate a Chair by majority vote of the Audit Committee membership.

         The Audit Committee will have regular meetings at least five times per year (four of which should coincide with, and precede, the Company's public announcement of its quarterly and annual results) or more frequently as circumstances dictate. The Audit Committee Chair shall prepare and/or approve an agenda in advance of each meeting. The Audit Committee should meet privately and separately, on a regular basis, with management and with the independent auditors, to discuss any matters that the Audit Committee or each of these groups believes should be discussed.

III. AUDIT COMMITTEE RESPONSIBILITIES AND DUTIES

REVIEW PROCEDURES
1. Review and reassess the adequacy of this Charter at least annually. Submit this Charter to the Board of Directors for approval and have this Charter published in a proxy or information statement at least every three years in accordance with the Securities and Exchange Commission regulations.

2. Review the Company's annual audited financial statements and related footnotes prior to filing or distribution. The review should include separate discussions with management and with the independent auditors of significant issues and disagreements regarding accounting principles, practices and judgments, any significant difficulties encountered during the course of the audit, including any restrictions on the scope of work or access to required information and the effect of using different accounting principles, practices and judgments.

3. Review the Company's quarterly earnings prior to filing or distribution and discuss with management and with the independent auditors.

4. Review any reports or other documents that include public financial disclosures prior to filing or distribution and discuss with management, if appropriate, whether the information contained in these documents is consistent with the information contained in the Company's financial statements.

5. In consultation with the management and the independent auditors, consider the integrity of the Company's financial reporting processes and adequacy of controls. Discuss significant financial risk exposures and the steps management has taken to monitor, control and report such exposures. Review and assess management's critical accounting estimates.

6. Review written reports and significant findings prepared by the independent auditors, if any, including reports regarding the Company's critical accounting policies, alternative treatments of financial information and material communications between the independent auditor and management, and if appropriate, discuss the information contained in the reports with the independent auditors. Review management's responses, if any, to such reports and findings, including the status of previous recommendations.

7. Receive copies of reports to management prepared by the internal auditing department and management's responses to any such reports. Obtain confirmation from internal auditors that the Company is in compliance with its financial reporting requirements.

8. Review, annually, the procedures, organizational structure, and qualifications of the internal audit department, and review and approve the hiring of employees of the independent auditors who were engaged on the Company's account. Discuss with independent auditors the performance of the internal audit department and any recommendations the independent auditors may have.

9. Review, annually, policies and procedures, as well as audit results, associated with directors' and officers' expense accounts and perquisites, and other uses of corporate assets. Review, annually, a summary of directors' and officers' related party transactions and potential conflicts of interest.

INDEPENDENT AUDITORS AND INTERNAL AUDITORS
10. The independent auditors are ultimately accountable to the Audit Committee and the Board of Directors, and the Audit Committee has the ultimate authority and responsibility to select and hire, evaluate and where appropriate, replace the independent auditors. The Audit Committee shall review the performance of the independent auditors; the experience and qualifications of the senior members of the independent auditor team; and the quality control procedures of the independent auditors.

11. Approve the fees and other significant compensation to be paid to the independent auditors.

12. Review the non-audit services to determine whether they are prohibited under the Sarabanes-Oxley Act. Pre-approve the provision of any permissible non-audit services by the independent auditors and the related fees of the independent auditors therefor. Consider whether the provision of these other services is compatible with maintaining the auditors' independence.

13. On an annual basis, the Audit Committee should receive from the independent auditors a formal written statement delineating all relationships between the independent auditors and the Company and should discuss with the independent auditors the disclosed relationships or services that may impact the objectivity and independence of the auditors, and take, or recommend that the Board of Directors take appropriate action to ensure the independence of the auditors. Annually, the Audit Committee shall ensure receipt of a formal written statement from the independent auditors with respect to their independence consistent with all applicable standards.

14. Review the independent auditors audit plan - discuss scope, staffing, locations, reliance upon management and internal audit and general audit approach.

15. Discuss certain matters required to be communicated to audit committees in accordance with the American Institute of Certified Public
         Accountants: A Statement of Auditing Standards No. 61, including such matters as (i) the consistency of application of the Company's accounting policies; (ii) the completeness of information contained in the financial statements and related disclosures; (iii) the selection of new or changes to the Company's accounting policies; (iv) estimates, judgments and uncertainties; (v) unusual transactions and (vi) accounting policies relating to significant financial statements items, including the timing of transactions and the period in which they are recorded.

16. Obtain and consider the independent auditors' judgments about the quality and appropriateness of the Company's accounting principles as applied in its financial reporting; the discussion should include such issues as the clarity of the Company's financial disclosures and degree of aggressiveness or conservatism of the Company's accounting principles and underlying estimates and other significant decisions made by the management in preparing the financial disclosure.

17. Discuss and review with the internal audit department and the independent auditors the effectiveness and coordination of the internal audit effort to assure completeness of coverage and to avoid duplication of resources. Review the annual internal audit plan and the processes used to develop the plan; discuss the scope of the plan, staffing, reliance upon management, status of activities, significant findings, and any recommendations.

18. The internal auditors will be responsible to the Board of Directors through the Audit Committee. The Audit Committee shall annually review the performance, objectivity and independence of the internal auditors and recommend to the Board of Directors the appointment of the internal auditors and any discharge of internal auditors when circumstances warrant.

19. Approve the fees and other significant compensation to be paid to the internal auditors.


LEGAL COMPLIANCE
20. On at least an annual basis, review with the Company's counsel, any legal matters that could have a significant impact on the Company's financial statements, the Company's compliance with applicable laws and regulations, and inquiries received from regulators or governmental agencies.


OTHER AUDIT COMMITTEE RESPONSIBILITIES
21. Annually prepare a report to shareholders as required by the Securities and Exchange Commission. The report should be included in the Company's annual proxy statement.

22. Establish and maintain appropriate procedures for the receipt and handling of anonymous submissions from employees of the Company regarding questionable accounting practices.

23. Maintain minutes of meetings and report Audit Committee actions to the Board of Directors on a regular basis including any recommendations the Audit Committee deems appropriate.


24. Perform any other activities consistent with this Charter, the Company's By-laws and governing law, as the Audit Committee or the Board of Directors deems necessary or appropriate.

25.      Periodically perform self-assessment of Audit Committee performance.

                                   APPENDIX B

        PROPOSED AMENDMENT TO THE COMPANY'S CERTIFICATE OF INCORPORATION

         The first paragraph of Paragraph 4 of the Certificate of Incorporation is hereby amended to read as follows:

         "4. The aggregate number of shares of stock which the corporation shall have the authority to issue is 205,000,000, 200,000,000 of which are shares of Common Stock, each with a par value of $0.001, each entitled to one vote per share, and 5,000,000 of which are shares of Preferred Stock."

                                   APPENDIX C


                               AMBIENT CORPORATION

                           2000 EQUITY INCENTIVE PLAN

Section 1. Purpose of the Plan

The purpose of the Ambient Corporation 2000 Equity Incentive Plan (the "Plan") is to further the interests of Ambient Corporation (the "Company") and its shareholders by providing long-term performance incentives to those key employees and consultants of the Company and its Subsidiaries who are largely responsible for the management, growth and protection of the business of the Company and its Subsidiaries.

Section 2. Definitions

For purposes of the Plan, the following terms shall be defined as set forth below:

(a) "Award" means any Option, Performance Unit, SAR (including a Limited SAR), Restricted Stock, Stock granted as a bonus or in lieu of other awards, other Stock-Based Award, Tax Bonus or other cash payments granted to a Participant under the Plan.

(b) "Award Agreement" shall mean the written agreement, instrument or document evidencing an Award.

(c) "Change of Control" means and includes each of the following: (i) the acquisition, in one or more transactions, of beneficial ownership (within the meaning of Rule 13d-3 under the Exchange Act) by any person or entity or any group of persons or entities who constitute a group (within the meaning of Section 13(d)(3) of the Exchange Act), other than a trustee or other fiduciary holding securities under an employee benefit plan of the Company or a Subsidiary, of any securities of the Company such that, as a result of such acquisition, such person, entity or group either (A) beneficially owns (within the meaning of Rule l3d-3 under the Exchange Act), directly or indirectly, more than 50% of the Company's outstanding voting securities entitled to vote on a regular basis for a majority of the members of the Board of Directors of the Company or (B) otherwise has the ability to elect, directly or indirectly, a majority of the members of the Board; (ii) a change in the composition of the Board of Directors of the Company such that a majority of the members of the Board of Directors of the Company are not Continuing Directors; or (iii) the stockholders of the Company approve a merger or consolidation of the Company with any other corporation, other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) at least 50% of the total voting power represented by the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation, or the stockholders of the Company approve a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company of (in one or more transactions) all or substantially all of the Company's assets.

Notwithstanding the foregoing, the preceding events shall not be deemed to be a Change of Control if, prior to any transaction or transactions causing such change, a majority of the Continuing Directors shall have voted not to treat such transaction or transactions as resulting in a Change of Control.

(d) "Code" means the Internal Revenue Code of 1986, as amended from time to time.

(e) A "Continuing Director" means, as of any date of determination, any member of the Board of Directors of the Company who (i) was a member of such Board on the effective date of the Plan or (ii) was nominated for election or elected to such Board with the affirmative vote of a majority of the Continuing Directors who were members of such Board at the time of such nomination or election.

(f) "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time.

(g) "Fair Market Value" means, with respect to Stock, Awards, or other property, the fair market value of such Stock, Awards, or other property determined by such methods or procedures as shall be established from time to time by the Committee in good faith and in accordance with applicable law. Unless otherwise determined by the Committee, the Fair Market Value of Stock shall mean the mean of the high and low sales prices of Stock on the relevant date as reported on the stock exchange or market on which the Stock is primarily traded, or if no sale is made on such date, then the Fair Market Value is the weighted average of the mean of the high and low sales prices of the Stock on the next preceding day and the next succeeding day on which such sales were made, as reported on the stock exchange or market on which the Stock is primarily traded.

(h) "ISO" means any Option designated as an incentive stock option within the meaning of Section 422 of the Code.

(i) "Limited SAR" means an SAR exercisable only for cash upon a Change of Control or other event, as specified by the Committee.

(j) "Option" means a right granted to a Participant pursuant to Section
6(b) to purchase Stock at a specified price during specified time periods. An Option may be either an ISO or a nonstatutory Option (an Option not designated as an ISO).

(k) "Performance Unit" means a right granted to a Participant pursuant to
Section 6(c) to receive a payment in cash equal to the increase in the book value of the Company during specified time periods if specified performance goals are met.

(l) "Restricted Stock" means Stock awarded to a Participant pursuant to Section 6(d) that may be subject to certain restrictions and to a risk of forfeiture.

(m) "Stock-Based Award" means a right that may be denominated or payable in, or valued in whole or in part by reference to the market value of, Stock, including, but not limited to, any Option, SAR (including a Limited SAR), Restricted Stock, Stock granted as a bonus or Awards in lieu of cash obligations.

(n) "SAR" or "Stock Appreciation Right" means the right granted to a Participant pursuant to Section 6(e) to be paid an amount measured by the appreciation in the Fair Market Value of Stock from the date of grant to the date of exercise of the right, with payment to be made in cash, Stock or as specified in the Award, as determined by the Committee.

(o) "Subsidiary" shall mean any corporation, partnership, joint venture or other business entity of which 50% or more of the outstanding voting power is beneficially owned, directly or indirectly, by the Company.

(p) "Tax Bonus" means a payment in cash in the year in which an amount is included in the gross income of a Participant in respect of an Award of an amount equal to the federal, foreign, if any, and applicable state and local income and employment tax liabilities payable by the Participant as a result of
(i) the amount included in gross income in respect of the Award and (ii) the payment of the amount in clause (i) and the amount in this clause (ii). For purposes of determining the amount to be paid to the Participant pursuant to the preceding sentence, the Participant shall be deemed to pay federal, foreign, if any, and state and local income taxes at the highest marginal rate of tax imposed upon ordinary income for the year in which an amount in respect of the Award is included in gross income, after giving effect to any deductions therefrom or credits available with respect to the payment of any such taxes.

Section 3. Administration of the Plan

The Plan shall be administered by shall be administered by the Board of Directors of the Company or, at the discretion of the Board, by a committee which may be comprised of one or more members of the Board. Any such committee designated by the Board, and the Board itself acting in its capacity as administrator of the Equity Incentive Plan, is referred to herein as the "Committee." After any such designation, no member of the Committee while serving as such shall be eligible for participation in the Plan. Any action of the Committee in administering the Plan shall be final, conclusive and binding on all persons, including the Company, its Subsidiaries, employees, Participants, persons claiming rights from or through Participants and stockholders of the Company.

Subject to the provisions of the Plan, the Committee shall have full and final authority in its discretion (a) to select the key employees and consultants who will receive Awards pursuant to the Plan ("Participants"), (b) to determine the type or types of Awards to be granted to each Participant, (c) to determine the number of shares of Stock to which an Award will relate, the terms and conditions of any Award granted under the Plan (including, but not limited to, restrictions as to transferability or forfeiture, exercisability or settlement of an Award and waivers or accelerations thereof, and waivers of or modifications to performance conditions relating to an Award, based in each case on such considerations as the Committee shall determine) and all other matters to be determined in connection with an Award; (d) to determine whether, to what extent, and under what circumstances an Award may be settled, or the exercise price of an Award may be paid, in cash, Stock, other Awards or other property, or an Award may be canceled, forfeited, or surrendered; (e) to determine whether, and to certify that, performance goals to which the settlement of an Award is subject are satisfied; (f) to correct any defect or supply any omission or reconcile any inconsistency in the Plan, and to adopt, amend and rescind such rules and regulations as, in its opinion, may be advisable in the administration of the Plan; and (g) to make all other determinations as it may deem necessary or advisable for the administration of the Plan. The Committee may delegate to officers or managers of the Company or any Subsidiary or to unaffiliated service providers the authority, subject to such terms as the Committee shall determine, to perform administrative functions and to perform such other functions as the Committee may determine, to the extent permitted under Rule 16b-3, Section 162(m) of the Code and applicable law.

Section 4. Participation in the Plan

Participants in the Plan shall be selected by the Committee from among the key employees and consultants of the Company and its Subsidiaries, provided, however, that only key employees shall be eligible to receive ISOs under the Plan.

Section 5. Plan Limitations; Shares Subject to the Plan

(a) Subject to the provisions of Section 8(a) hereof, the aggregate number of shares of common stock, $.001 par value, of the Company (the "Stock") available for issuance as Awards under the Plan shall not exceed 5,000,000 shares.

(b) Subject to the provisions of Section 8(a) hereof, the aggregate number of Performance Units which may be awarded under the Plan shall not exceed 500,000. If any Performance Units awarded under the Plan shall be forfeited or canceled, such Performance Units shall thereafter be available for award under the Plan.

No Award may be granted if the number of shares to which such Award relates, when added to the number of shares previously issued under the Plan and the number of shares which may then be acquired pursuant to other outstanding, unexercised Awards, exceeds the number of shares available for issuance pursuant to the Plan. If any shares subject to an Award are forfeited or such Award is settled in cash or otherwise terminates for any reason whatsoever without an actual distribution of shares to the Participant, any shares counted against the number of shares available for issuance pursuant to the Plan with respect to such Award shall, to the extent of any such forfeiture, settlement, or termination, again be available for Awards under the Plan; provided, however, that the Committee may adopt procedures for the counting of shares relating to any Award to ensure appropriate counting, avoid double counting, and provide for adjustments in any case in which the number of shares actually distributed differs from the number of shares previously counted in connection with such Award.

Section 6. Awards

(a) General. Awards may be granted on the terms and conditions set forth in this
Section 6. In addition, the Committee may impose on any Award or the exercise thereof, at the date of grant or thereafter (subject to Section 8(a)), such additional terms and conditions, not inconsistent with the provisions of the Plan, as the Committee shall determine, including terms requiring forfeiture of Awards in the event of termination of employment by the Participant; provided, however, that the Committee shall retain full power to accelerate or waive any such additional term or condition as it may have previously imposed. All Awards shall be evidenced by an Award Agreement.

(b) Options. The Committee may grant Options to Participants on the following terms and conditions:

(i) Exercise Price. The exercise price of each Option shall be determined by the Committee at the time the Option is granted, but (except as provided in Section 7(a)) the exercise price of any ISO shall not be less than the Fair Market Value (110% of the Fair Market Value in the case of a 10% shareholder, within the meaning of Section 422(c)(5) of the Code) of the shares covered thereby at the time the Option is granted.

(ii) Time and Method of Exercise. The Committee shall determine the time or times at which an Option may be exercised in whole or in part, whether the exercise price shall be paid in cash or by the surrender at Fair Market Value of Stock, or by any combination of cash and shares of Stock, including, without limitation, cash, Stock, other Awards, or other property (including notes or other contractual obligations of Participants to make payment on a deferred basis, such as through "cashless exercise" arrangements, to the extent permitted by applicable law), and the methods by which Stock will be delivered or deemed to be delivered to Participants.

(iii) Incentive Stock Options. The terms of any Option granted under the Plan as an ISO shall comply in all respects with the provisions of Section 422 of the Code, including, but not limited to, the requirement that no ISO shall be granted more than ten years after the effective date of the Plan.

(c) Performance Units. The Committee is authorized to grant Performance Units to Participants on the following terms and conditions:

(i) Performance Criteria and Period. At the time it makes an award of Performance Units, the Committee shall establish both the performance goal or goals and the performance period or periods applicable to the Performance Units so awarded. A performance goal shall be a goal, expressed in terms of growth in book value, earnings per share, return on equity or any other financial or other measurement deemed appropriate by the Committee, or may relate to the results of operations or other measurable progress of either the Company as a whole or the Participant's Subsidiary, division or department. The performance period will be the period of time over which one or more of the performance goals must be achieved, which may be of such length as the Committee, in its discretion, shall select. Neither the performance goals nor the performance periods need be identical for all Performance Units awarded at any time or from time to time. The Committee shall have the authority, in its discretion, to accelerate the time at which any performance period will expire or waive or modify the performance goals of any Participant or Participants. The Committee may also make such adjustments, to the extent it deems appropriate, to the performance goals for any Performance Units awarded to compensate for, or to reflect, any material changes which may have occurred in accounting practices, tax laws, other laws or regulations, the financial structure of the Company, acquisitions or dispositions of business or Subsidiaries or any unusual circumstances outside of management's control which, in the sole judgment of the Committee, alters or affects the computation of such performance goals or the performance of the Company or any relevant Subsidiary, division or department.

(ii) Value of Performance Units. The value of each Performance Unit at any time shall equal the book value per share of the Company's Stock, as such value appears on the consolidated balance sheet of the Company as of the end of the fiscal quarter immediately preceding the date of valuation.

(d) Restricted Stock. The Committee is authorized to grant Restricted Stock to Participants on the following terms and conditions:

(i) Restricted Period. Restricted Stock awarded to a Participant shall be subject to such restrictions on transferability and other restrictions for such periods as shall be established by the Committee, in its discretion, at the time of such Award, which restrictions may lapse separately or in combination at such times, under such circumstances, or otherwise, as the Committee may determine.

(ii) Forfeiture. Restricted Stock shall be forfeitable to the Company upon termination of employment during the applicable restricted periods. The Committee, in its discretion, whether in an Award Agreement or anytime after an Award is made, may accelerate the time at which restrictions or forfeiture conditions will lapse or remove any such restrictions, including upon death, disability or retirement, whenever the Committee determines that such action is in the best interests of the Company.

(iii) Certificates for Stock. Restricted Stock granted under the Plan may be evidenced in such manner as the Committee shall determine. If certificates representing Restricted Stock are registered in the name of the Participant, such certificates may bear an appropriate legend referring to the terms, conditions and restrictions applicable to such Restricted Stock.

(iv) Rights as a Shareholder. Subject to the terms and conditions of the Award Agreement, the Participant shall have all the rights of a stockholder with respect to shares of Restricted Stock awarded to him or her, including, without limitation, the right to vote such shares and the right to receive all dividends or other distributions made with respect to such shares. If any such dividends or distributions are paid in Stock, the Stock shall be subject to restrictions and a risk of forfeiture to the same extent as the Restricted Stock with respect to which the Stock has been distributed.

(e) Stock Appreciation Rights. The Committee is authorized to grant SARs to Participants on the following terms and conditions:

(i) Right to Payment. An SAR shall confer on the Participant to whom it is granted a right to receive, upon exercise thereof, the excess of (A) the Fair Market Value of one share of Stock on the date of exercise over (B) the grant price of the SAR as determined by the Committee as of the date of grant of the SAR, which grant price (except as provided in Section 7(a)) shall not be less than the Fair Market Value of one share of Stock on the date of grant.

(ii) Other Terms. The Committee shall determine the time or times at which an SAR may be exercised in whole or in part, the method of exercise, method of settlement, form of consideration payable in settlement, method by which Stock will be delivered or deemed to be delivered to Participants, whether or not an SAR shall be in tandem with any other Award, and any other terms and conditions of any SAR. Limited SARs may be granted on such terms, not inconsistent with this Section 6(e), as the Committee may determine. Limited SARs may be either freestanding or in tandem with other Awards.

(f) Bonus Stock and Awards in Lieu of Cash Obligations. The Committee is authorized to grant Stock as a bonus, or to grant Stock or other Awards in lieu of Company or Subsidiary obligations to pay cash or deliver other property under other plans or compensatory arrangements; provided that, in the case of Participants subject to Section 16 of the Exchange Act, such cash amounts are determined under such other plans in a manner that complies with applicable requirements of Rule 16b-3 so that the acquisition of Stock or Awards hereunder shall be exempt from Section 16(b) liability. Stock or Awards granted hereunder shall be subject to such other terms as shall be determined by the Committee.

(g) Other Stock-Based Awards. The Committee is authorized, subject to limitations under applicable law, to grant to Participants such other Stock-Based Awards in addition to those provided in Sections 6(b) and (d) through (e) hereof, as deemed by the Committee to be consistent with the purposes of the Plan. The Committee shall determine the terms and conditions of such Awards. Stock delivered pursuant to an Award in the nature of a purchase right granted under this Section 6(g) shall be purchased for such consideration and paid for at such times, by such methods, and in such forms, including, without limitation, cash, Stock, other Awards, or other property, as the Committee shall determine.

(h) Cash Payments. The Committee is authorized, subject to limitations under applicable law, to grant to Participants Tax Bonuses and other cash payments, whether awarded separately or as a supplement to any Stock-Based Award. The Committee shall determine the terms and conditions of such Awards.

Section 7. Additional Provisions Applicable to Awards

(a) Stand-Alone, Additional, Tandem, and Substitute Awards. Awards granted under the Plan may, in the discretion of the Committee, be granted either alone or in addition to, in tandem with, or in substitution for, any other Award granted under the Plan or any award granted under any other plan of the Company or any Subsidiary, or any business entity acquired by the Company or any Subsidiary, or any other right of a Participant to receive payment from the Company or any Subsidiary. If an Award is granted in substitution for another Award or award, the Committee shall require the surrender of such other Award or award in consideration for the grant of the new Award. Awards granted in addition to, or in tandem with other Awards or awards may be granted either as of the same time as, or a different time from, the grant of such other Awards or awards. The per share exercise price of any Option, grant price of any SAR, or purchase price of any other Award conferring a right to purchase Stock:

(i) granted in substitution for an outstanding Award or award, shall be not less than the lesser of (A) the Fair Market Value of a share of Stock at the date such substitute Award is granted or (B) such Fair Market Value at that date, reduced to reflect the Fair Market Value at that date of the Award or award required to be surrendered by the Participant as a condition to receipt of the substitute Award; or

(ii) retroactively granted in tandem with an outstanding Award or award, shall not be less than the lesser of the Fair Market Value of a share of Stock at the date of grant of the later Award or at the date of grant of the earlier Award or award.

(b) Exchange and Buy Out Provisions. The Committee may at any time offer to exchange or buy out any previously granted Award for a payment in cash, Stock, other Awards (subject to Section 7(a)), or other property based on such terms and conditions as the Committee shall determine and communicate to a Participant at the time that such offer is made.

(c) Performance Conditions. The right of a Participant to exercise or receive a grant or settlement of any Award, and the timing thereof, may be subject to such performance conditions as may be specified by the Committee.

(d) Term of Awards. The term of each Award shall, except as provided herein, be for such period as may be determined by the Committee; provided, however, that in no event shall the term of any ISO, or any SAR granted in tandem therewith, exceed a period of ten years from the date of its grant (or such shorter period as may be applicable under Section 422 of the Code).

(e) Form of Payment. Subject to the terms of the Plan and any applicable Award Agreement, payments or transfers to be made by the Company or a Subsidiary upon the grant or exercise of an Award may be made in such forms as the Committee shall determine, including, without limitation, cash, Stock, other Awards, or other property (and may be made in a single payment or transfer, in installments, or on a deferred basis), in each case determined in accordance with rules adopted by, and at the discretion of, the Committee. (Such payments may include, without limitation, provisions for the payment or crediting of reasonable interest on installments or deferred payments.) The Committee, in its discretion, may accelerate any payment or transfer upon a change in control as defined by the Committee. The Committee may also authorize payment upon the exercise of an Option by net issuance or other cashless exercise methods.

(f) Loan Provisions. With the consent of the Committee, and subject at all times to laws and regulations and other binding obligations or provisions applicable to the Company, the Company may make, guarantee, or arrange for a loan or loans to a Participant with respect to the exercise of any Option or other payment in connection with any Award, including the payment by a Participant of any or all federal, state, or local income or other taxes due in connection with any Award. Subject to such limitations, the Committee shall have full authority to decide whether to make a loan or loans hereunder and to determine the amount, terms, and provisions of any such loan or loans, including the interest rate to be charged in respect of any such loan or loans, whether the loan or loans are to be with or without recourse against the borrower, the terms on which the loan is to be repaid and the conditions, if any, under which the loan or loans may be forgiven.

(g) Awards to Comply with Section 162(m). The Committee may (but is not required to) grant an Award pursuant to the Plan to a Participant who, in the year of grant, may be a "covered employee," within the meaning of Section 162(m) of the Code, which is intended to qualify as "performance-based compensation" under
Section 162(m) of the Code (a "Performance-Based Award"). The right to receive a Performance-Based Award, other than Options and SARs granted at not less than Fair Market Value, shall be conditional upon the achievement of performance goals established by the Committee in writing at the time such Performance-Based Award is granted. Such performance goals, which may vary from Participant to Participant and Performance-Based Award to Performance-Based Award, shall be based upon the attainment by the Company or any Subsidiary, division or department of specific amounts of, or increases in, one or more of the following, any of which may be measured either in absolute terms or as compared to another company or companies: revenues, earnings, cash flow, net worth, book value, stockholders' equity, financial return ratios, market performance or total stockholder return, and/or the completion of certain business or capital transactions. Before any compensation pursuant to a Performance-Based Award is paid, the Committee shall certify in writing that the performance goals applicable to the Performance-Based Award were in fact satisfied.

The maximum amount which may be granted as Performance-Based Awards to any Participant in any calendar year shall not exceed (i) Stock-Based Awards for 500,000 shares of Stock (whether payable in cash or stock), subject to adjustment as provided in Section 8(a) hereof, (ii) 500,000 Performance Units,
(iii) a Tax Bonus payable with respect to the Stock-Based Awards described in clause (i) and Performance Units described in clause (ii), and (iv) cash payments (other than Tax Bonuses) of $1,000,000.

(h) Change of Control. In the event of a Change of Control of the Company, all Awards granted under the Plan (including Performance-Based Awards) that are still outstanding and not yet vested or exercisable or which are subject to restrictions shall become immediately 100% vested in each Participant or shall be free of any restrictions, as of the first date that the definition of Change of Control has been fulfilled, and shall be exercisable for the remaining duration of the Award. All Awards that are exercisable as of the effective date of the Change of Control will remain exercisable for the remaining duration of the Award.

Section 8. Adjustments upon Changes in Capitalization; Acceleration in Certain Events

(a) In the event that the Committee shall determine that any stock dividend, recapitalization, forward split or reverse split, reorganization, merger, consolidation, spin-off, combination, repurchase or share exchange, or other similar corporate transaction or event, affects the Stock or the book value of the Company such that an adjustment is appropriate in order to prevent dilution or enlargement of the rights of Participants under the Plan, then the Committee shall, in such manner as it may deem equitable, adjust any or all of (i) the number and kind of shares of Stock which may thereafter be issued in connection with Awards, (ii) the number and kind of shares of Stock issuable in respect of outstanding Awards, (iii) the aggregate number and kind of shares of Stock available under the Plan, (iv) the number of Performance Units which may thereafter be granted and the book value of the Company with respect to outstanding Performance Units, and (v) the exercise price, grant price, or purchase price relating to any Award or, if deemed appropriate, make provision for a cash payment with respect to any outstanding Award; provided, however, in each case, that no adjustment shall be made which would cause the Plan to violate Section 422(b)(1) of the Code with respect to ISOs or would adversely affect the status of a Performance-Based Award as "performance-based compensation" under Section 162(m) of the Code.

(b) In addition, the Committee is authorized to make adjustments in the terms and conditions of, and the criteria included in, Awards in recognition of unusual or nonrecurring events (including, without limitation, events described in the preceding paragraph) affecting the Company or any Subsidiary, or in response to changes in applicable laws, regulations, or accounting principles. Notwithstanding the foregoing, no adjustment shall be made in any outstanding Performance-Based Awards to the extent that such adjustment would adversely affect the status of that Performance-Based Award as "performance-based compensation" under Section 162(m) of the Code.

Section 9. General Provisions

(a) Changes to the Plan and Awards. The Board of Directors of the Company may amend, alter, suspend, discontinue, or terminate the Plan or the Committee's authority to grant Awards under the Plan without the consent of the Company's stockholders or Participants, except that any such amendment, alteration, suspension, discontinuation, or termination shall be subject to the approval of the Company's stockholders within one year after such Board action if such stockholder approval is required by any federal or state law or regulation or the rules of any stock exchange or automated quotation system on which the Stock may then be listed or quoted, and the Board may otherwise, in its discretion, determine to submit other such changes to the Plan to the stockholders for approval; provided, however, that without the consent of an affected Participant, no amendment, alteration, suspension, discontinuation, or termination of the Plan may materially and adversely affect the rights of such Participant under any Award theretofore granted and any Award Agreement relating thereto. The Committee may waive any conditions or rights under, or amend, alter, suspend, discontinue, or terminate, any Award theretofore granted and any Award Agreement relating thereto; provided, however, that without the consent of an affected Participant, no such amendment, alteration, suspension, discontinuation, or termination of any Award may materially and adversely affect the rights of such Participant under such Award.

The foregoing notwithstanding, any performance condition specified in connection with an Award shall not be deemed a fixed contractual term, but shall remain subject to adjustment by the Committee, in its discretion at any time in view of the Committee's assessment of the Company's strategy, performance of comparable companies, and other circumstances, except to the extent that any such adjustment to a performance condition would adversely affect the status of a Performance-Based Award as "performance-based compensation" under Section 162(m) of the Code.

Notwithstanding the foregoing, if the Plan is ratified by the stockholders of the Company at the Company's 2000 Annual Meeting of Stockholders, then unless approved by the stockholders of the Company, no amendment will: (i) change the class of persons eligible to receive Awards; (ii) materially increase the benefits accruing to Participants under the Plan, or (iii) increase the number of shares of Stock or the number of Performance Units subject to the Plan.

(b) No Right to Award or Employment. No employee or other person shall have any claim or right to receive an Award under the Plan. Neither the Plan nor any action taken hereunder shall be construed as giving any employee any right to be retained in the employ of the Company or any Subsidiary.

(c) Taxes. The Company or any Subsidiary is authorized to withhold from any Award granted, any payment relating to an Award under the Plan, including from a distribution of Stock or any payroll or other payment to a Participant amounts of withholding and other taxes due in connection with any transaction involving an Award, and to take such other action as the Committee may deem advisable to enable the Company and Participants to satisfy obligations for the payment of withholding taxes and other tax obligations relating to any Award. This authority shall include authority to withhold or receive Stock or other property and to make cash payments in respect thereof in satisfaction of a Participant's tax obligations.

(d) Limits on Transferability; Beneficiaries. No Award or other right or interest of a Participant under the Plan shall be pledged, encumbered, or hypothecated to, or in favor of, or subject to any lien, obligation, or liability of such Participants to, any party, other than the Company or any Subsidiary, or assigned or transferred by such Participant otherwise than by will or the laws of descent and distribution, and such Awards and rights shall be exercisable during the lifetime of the Participant only by the Participant or his or her guardian or legal representative. Notwithstanding the foregoing, the Committee may, in its discretion, provide that Awards or other rights or interests of a Participant granted pursuant to the Plan (other than an ISO) be transferable, without consideration, to immediate family members (i.e., children, grandchildren or spouse), to trusts for the benefit of such immediate family members and to partnerships in which such family members are the only partners. The Committee may attach to such transferability feature such terms and conditions as it deems advisable. In addition, a Participant may, in the manner established by the Committee, designate a beneficiary (which may be a person or a trust) to exercise the rights of the Participant, and to receive any distribution, with respect to any Award upon the death of the Participant. A beneficiary, guardian, legal representative or other person claiming any rights under the Plan from or through any Participant shall be subject to all terms and conditions of the Plan and any Award Agreement applicable to such Participant, except as otherwise determined by the Committee, and to any additional restrictions deemed necessary or appropriate by the Committee.

(e) No Rights to Awards; No Stockholder Rights. No Participant shall have any claim to be granted any Award under the Plan, and there is no obligation for uniformity of treatment of Participants. No Award shall confer on any Participant any of the rights of a stockholder of the Company unless and until Stock is duly issued or transferred to the Participant in accordance with the terms of the Award.

(f) Discretion. In exercising, or declining to exercise, any grant of authority or discretion hereunder, the Committee may consider or ignore such factors or circumstances and may accord such weight to such factors and circumstances as the Committee alone and in its sole judgment deems appropriate and without regard to the affect such exercise, or declining to exercise such grant of authority or discretion, would have upon the affected Participant, any other Participant, any employee, the Company, any Subsidiary, any stockholder or any other person.

(g) Effective Date. The effective date of the Plan is July 21, 2000.

(h) Shareholder Approval. Unless and until the Plan is approved by the stockholders of the Company at the Company's 2000 Annual Meeting of Stockholders, no Stock-Based Award may be granted to any officer of the Company.

                                   APPENDIX D

                               AMBIENT CORPORATION
                           2002 NON-EMPLOYEE DIRECTORS
                                STOCK OPTION PLAN

1. Purpose. The Ambient Corporation 2002 Non-Employee Directors Stock Option Plan (the "Plan") is designed to aid Ambient Corporation, a Delaware corporation (the "Company"), in retaining and attracting non-employee directors (directors who are not employees of the Company or of any corporation, partnership, joint venture or other business entity of which fifty percent (50%) or more of the outstanding voting power is beneficially owned, directly or indirectly, by the Company) of exceptional ability by enabling such non-employee directors to purchase a proprietary interest in the Company, thereby stimulating in such individuals an increased desire to render greater services that will contribute to the continued growth and success of the Company.

2. Amount and Source of Stock. The total number of shares of the Company's common stock, $.001 par value per share (the "Stock"), which may be the subject of options granted pursuant to the Plan shall not exceed 2,000,000, subject to adjustment as provided in paragraph 10. Such Stock may be reserved or made available from the Company's authorized and unissued Stock or from Stock reacquired and held in the Company's treasury. In the event that any option granted hereunder shall terminate prior to its exercise in full for any reason, then the Stock subject to such option shall be added to the Stock otherwise available for issuance pursuant to the exercise of options under the Plan.

3. Administration of the Plan. The Plan shall be administered by the Board of Directors of the Company (the "Board") or, if determined by the Board, a committee selected by the Board and comprised solely of two or more members of the Board, who are "Non-Employee Directors" as that term is defined in Rule 16b-3(b)(3) (or any successor provision) promulgated under the Securities Exchange Act of 1934, as amended. The corporate body administering the Plan is hereinafter referred to as the "Administrative Body." The Administrative Body shall have all the powers vested in it by the terms of the Plan. Such powers include the authority to select the participants who will receive options under the Plan, to prescribe the form of the individual option agreements, to grant options under the Plan, to fix the vesting and other terms of each option grant, to construe the Plan, to determine all questions arising thereunder, and to adopt and amend such rules and regulations for the administration of the Plan as it may deem desirable. Any decisions of the Administrative Body in the administration of the Plan shall be final and conclusive.

4. Option Grants.

(a) Each non-employee director shall be eligible to receive grants of options at such time or times and for such number of shares of Stock as the Administrative Body, in its discretion, shall determine. The date on which an option is granted under this subparagraph to a specified individual shall constitute the date of grant of such option (the "Date of Grant").

(b) The terms relating to the vesting of the option shall be fixed by the Administrative Body at the time of the grant of the option.

5. Option Price. The exercise price of the Stock purchasable under any option granted pursuant to the Plan shall be equal to the Fair Market Value of a share of Stock on the Date of Grant. For purposes of the Plan, the "Fair Market Value" of a share of Stock shall mean (i) if the Stock is traded on a national securities exchange or on the NASDAQ National Market System ("NMS"), the per share closing price of the Stock on the principal securities exchange on which they are listed or on NMS, as the case may be, on the Date of Grant (or if there is no closing price for such Date of Grant, then the last preceding business day on which there was a closing price); or (ii) if the Stock is traded on the over-the-counter market and quotations are published on the NASDAQ quotations system (but not on NMS), the per share closing bid price of the Stock on the Date of Grant as reported by NASDAQ (or if there is no closing bid price for such Date of Grant, then the last preceding business day on which there was a closing bid price); or (iii) if the Stock is traded on the over-the-counter market but bid quotations are not published on NASDAQ, the closing bid price per share for the Stock as furnished by a broker-dealer which regularly furnishes price quotations for the Stock; or (iv) if the Stock is not traded on a securities exchange or the over-the-counter market, the valuation accorded to each share of Stock by the Administrative Body.

6. Term of Option.

(a) Unless earlier terminated pursuant to the other provisions herein, the option hereby granted shall terminate at the close of business on the date six
(6) years from the Date of Grant (the "Expiration Date").

(b) If the non-employee director is removed as a director of the Company for cause (as determined in accordance with applicable law) by the stockholders of the Company, the unexercised portion of the option will terminate simultaneously with the non-employee director's removal as a director.

(c) If a non-employee director ceases to be a director of the Company on account of his or her death or disability, then the option may be exercised at any time prior to the earlier of the Expiration Date and24 months after the date that the non-employee director ceases to be a director of the Company, and any part of the option which is not so exercised within such period shall thereupon terminate.

(d) If a non-employee director ceases to be a director of the Company for any reason (other than cause, death or disability), then the option may be exercised at any time prior to the earlier of the Expiration Date and 12 months after the date that the non-employee director ceases to be a director of the Company, and any part of the option which is not so exercised within such period shall thereupon terminate.

(e) No option granted hereunder shall be exercisable unless and until the non-employee director has entered into an individual option agreement with the Company that shall set forth the terms and conditions of such option. Each such agreement shall expressly incorporate by reference the provisions of this Plan (a copy of which shall be made available for inspection by the optionee during normal business hours at the principal office of the Company), and shall state that in the event of any inconsistency between the provisions hereof and the provisions of such agreement, the provisions of this Plan shall govern.

7. Exercise of Options. An option shall be exercised when written notice of such exercise, signed by the person entitled to exercise the option, has been delivered or transmitted by registered or certified mail to the Secretary (or such other officer as is specified in the individual option agreement) of the Company at its then principal office. Such notice shall specify the number of shares of Stock for which the option is being exercised and shall be accompanied by (i) such documentation, if any, as may be required by the Company as provided in subparagraph 11(b), and (ii) payment of the aggregate option price. The Administrative Body shall determine whether the exercise price for an option shall be paid in cash, by the surrender at Fair Market Value of Stock (held for at least six (6) months), by any combination of cash and shares of Stock, including, without limitation, cash, Stock or other property (including notes or other contractual obligations of non-employee directors to make payment on a deferred basis), the means or methods of payment, including through "cashless exercise" arrangements, to the extent permitted by applicable law, and the methods by which, or the time or times at which, Stock will be delivered or deemed to be delivered to non-employee directors upon the exercise of such option. Delivery of such notice shall constitute an irrevocable election to purchase the Stock specified in such notice, and the date on which the Company receives the last of such notice, documentation and the aggregate option exercise price for all of the Stock covered by the notice shall, subject to the provisions of paragraph 11 hereof, be the date as of which the Stock so purchased shall be deemed to have been issued. The person entitled to exercise the option shall not have the right or status as a holder of the Stock to which such exercise relates prior to receipt by the Company of the payment, notice and documentation expressly referred to in this paragraph 7.

8. Right of the Company to Terminate Services of a Non-Employee Director. Nothing contained herein or in any individual option agreement shall be construed to confer on any non-employee director any right to continue as a director of the Company or derogate from any right of the Company, the Board or the stockholders of the Company to remove or not renominate such non-employee director as a director of the

Company, with or without cause.

9. Non-transferability of Options. No option granted under the Plan shall be pledged, encumbered, or hypothecated to, or in favor of, or subject to any lien, obligation, or liability of such non-employee director to, any party, other than the Company, or assigned or transferred by such non-employee director otherwise than by will or the laws of descent and distribution, and such option shall be exercisable during the lifetime of the non-employee director only by the non-employee director or his or her guardian or legal representative. Notwithstanding the foregoing, the Administrative Body may, in its discretion, provide that an option of a non-employee director granted pursuant to the Plan be transferable, without consideration, to immediate family members (i.e., children, grandchildren or spouse), to trusts for the benefit of such immediate family members and to partnerships in which such family members are the only partners. The Administrative Body may attach to such transferability feature such terms and conditions as it deems advisable. In addition, a non-employee director may, in the manner established by the Administrative Body, designate a beneficiary (which may be a person or a trust) to exercise the rights of the non-employee director, and to receive any distribution, with respect to any option upon the death of the non-employee director. A beneficiary, guardian, legal representative or other person claiming any rights under the Plan from or through any non-employee director shall be subject to all terms and conditions of the Plan and any individual option agreement applicable to such non-employee director, except as otherwise determined by the Administrative Body, and to any additional restrictions deemed necessary or appropriate by the Administrative Body.

10. Adjustments Upon Certain Events. In the event that the Administrative Body shall determine that any stock dividend, recapitalization, forward split or reverse split, reorganization, merger, consolidation, spin-off, combination, repurchase or share exchange, or other similar corporate transaction or event, affects the Stock such that an adjustment is appropriate in order to prevent dilution or enlargement of the rights of non-employee directors under the Plan, then the Administrative Body shall, in such manner as it may deem equitable, adjust any or all of (i) the number and kind of shares of Stock that may thereafter be issued in connection with options, (ii) the number and kind of shares of Stock issuable in respect of outstanding options, (iii) the aggregate number and kind of shares of Stock available under the Plan, and (iv) the exercise price, grant price, or purchase price relating to any option or, if deemed appropriate, make provision for a cash payment with respect to any outstanding option.

11. General Restrictions.

(a) No option granted hereunder shall be exercisable if the Company shall at any time determine that (i) the listing upon any securities exchange, registration or qualification under any state or federal law of any Stock otherwise deliverable upon such exercise, or (ii) the consent or approval of any regulatory body or the satisfaction of withholding tax or other withholding liabilities, is necessary or appropriate in connection with such exercise. In any of the events referred to in clause (i) or clause (ii) above, the exercisability of such options shall be suspended and shall not be effective unless and until such withholding, listing, registration, qualifications or approval shall have been effected or obtained free of any conditions not acceptable to the Company in its sole discretion, notwithstanding any termination of any option or any portion of any option during the period when exercisability has been suspended.

(b) The Administrative Body may require, as a condition to the right to exercise an option, that the Company receive from the non-employee director holding the option, at the time of any such exercise, representations, warranties and agreements to the effect that the Stock is being purchased by the non-employee director for investment only and without any present intention to sell or otherwise distribute such Stock and that the non-employee director will not dispose of such Stock in transactions which, in the opinion of counsel to the Company, would violate the registration provisions of the Securities Act of 1933, as then amended, and the rules and regulations thereunder. The certificates issued to evidence such Stock shall bear appropriate legends summarizing such restrictions on the disposition thereof.

12. Changes to the Plan.

(a) The Board may amend, alter, suspend, discontinue, or terminate the Plan or the Administrative Body's authority to grant options under the Plan without the consent of the Company's stockholders or non-employee directors, except that any such amendment, alteration, suspension, discontinuation, or termination shall be subject to the approval of the Company's stockholders within one year after such Board action if such stockholder approval is required by any Federal or state law or regulation or the rules of any stock exchange or automated quotation system on which the Stock may then be listed or quoted, and the Board may otherwise, in its discretion, determine to submit other such changes to the Plan to the stockholders for approval; provided, however, that without the consent of an affected non-employee director, no amendment, alteration, suspension, discontinuation, or termination of the Plan may materially and adversely affect the rights of such non-employee director under any option theretofore granted and any individual option agreement relating thereto. Subject to applicable law, the Administrative Body may waive any conditions or rights under, or amend, alter, suspend, discontinue, or terminate, any option theretofore granted and any individual option agreement relating thereto; provided, however, that without the consent of an affected non-employee director, no such amendment, alteration, suspension, discontinuation, or termination of any option may materially and adversely affect the rights of such non-employee director under such option.

(b) The Board may correct any defect, supply any omission or reconcile any inconsistency in the Plan or any option in the manner and to the extent it shall deem desirable to carry the Plan into effect.

13. Termination. Unless the Plan shall theretofore have been terminated, the Plan shall terminate on December 31, 2012, and no options under the Plan shall thereafter be granted.

14. Fractional Shares. The Company will not be required to issue any fractional shares of Stock pursuant to the Plan. The Administrative Body may provide for the elimination of fractions and for the settlement of fractions in cash.

15. Discretion. In exercising, or declining to exercise, any grant of authority or discretion hereunder, the Administrative Body may consider or ignore such factors or circumstances and may accord such weight to such factors and circumstances as the Administrative Body alone and in its sole judgment deems appropriate and without regard to the effect such exercise, or declining to exercise such grant of authority or discretion, would have upon the affected non-employee director, any other non-employee director, any employee, the Company, any stockholder or any other person.

16. Adoption of the Plan and Effective Date. The Plan shall be adopted by the requisite vote of the stockholders of the Company and shall be effective as of such date.

                               AMBIENT CORPORATION

           PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE
                 COMPANY FOR THE ANNUAL MEETING OF STOCKHOLDERS
                                DECEMBER 30, 2002

         The undersigned hereby constitutes and appoints JOHN J. JOYCE, with full power of substitution, attorney and proxy to represent and to vote all the shares of common stock, par value $.001 per share, of AMBIENT CORPORATION (the "Company") that the undersigned would be entitled to vote, with all powers the undersigned would possess if personally present, at the Annual Meeting of Stockholders of the Company, to be held on December 30, 2002, and at any adjournment thereof, on the matters set forth on the reverse side and such other matters as may properly come before the meeting.

     1. ELECTION OF DIRECTORS. Nominees: JOHN J. JOYCE, JUDAH MARVIN FEIGENBAUM, MICHAEL WIDLAND, MICHAEL BRAUNOLD, HENRY W. SEDUSKI,

(Mark only one of the following boxes.)

      |_| VOTE FOR all nominees listed above, except vote withheld as to the following nominees (if any): _________________

      |_| VOTE WITHHELD from all nominees.

     2. PROPOSAL TO AMEND THE COMPANY'S CERTIFICATE OF INCORPORATION TO INCREASE THE NUMBER OF SHARES OF COMMON STOCK THAT THE COMPANY IS AUTHORIZED TO ISSUE.

            |_| FOR           |_| AGAINST        |_| ABSTAIN

      3. PROPOSAL TO AMEND THE COMPANY'S 2000 EQUITY INCENTIVE PLAN TO INCREASE THE NUMBER OF SHARES OF COMMON STOCK RESERVED FOR ISSUANCE THEREUNDER.

            |_| FOR           |_| AGAINST        |_| ABSTAIN

      4. PROPOSAL TO APPROVE THE COMPANY'S 2002 NON-EMPLOYEE DIRECTORS STOCK OPTION PLAN.

            |_| FOR           |_| AGAINST        |_| ABSTAIN

      5. PROPOSAL TO RATIFY THE APPOINTMENT OF BRIGHTMAN ALMAGOR & CO. AS THE COMPANY'S INDEPENDENT AUDITORS FOR THE FISCAL YEAR ENDING DECEMBER 31, 2003.

            |_| FOR           |_| AGAINST        |_| ABSTAIN

      In their discretion, upon any other business that may properly come before the meeting or any adjournment thereof.

      This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted FOR the election as directors of the nominees of The Board of Directors, FOR the proposal to amend the Certificate of Incorporation of the Company, FOR the proposal to amend the Company's 2000 Equity Incentive Plan, FOR the proposal to approve the 2002 Directors Plan and FOR the ratification of the appointment of Brightman Almagor & Co. as the Company's independent auditors for the fiscal year ending December 31, 2002 and in the discretion of the Proxies named herein on any other proposals to properly come before the Annual Meeting.

The undersigned acknowledges receipt of the accompanying Proxy Statement dated December 10, 2002.

                                                 Dated: __________________, 2002

                                                 -------------------------------

                                                 -------------------------------
                                                 Signature of Shareholder(s)

                                                 (When signing as attorney,
                                                 trustee, executor,
                                                 administrator, guardian,
                                                 corporate officer, etc., please
                                                 give full title. If more than
                                                 one trustee, all should sign.
                                                 Joint owners must each sign.)

                                                 Please date and sign exactly as
                                                 name appears above.

                                                 I plan |_| I do not plan |_| to
                                                 attend the Annual Meeting.